Exhibit 10.101

MASTER INDENTURE

between

COMENITY CAPITAL ASSET SECURITIZATION TRUST

Issuer,

and

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,

Indenture Trustee

Dated as of June 17, 2022

THIS MASTER INDENTURE, dated as of June 17, 2022 (this “Indenture”), is between COMENITY CAPITAL ASSET SECURITIZATION TRUST, a statutory trust organized under the laws of the State of Delaware (the “Issuer”), and U.S. Bank Trust Company, National Association, a national banking association, as indenture trustee (the “Indenture Trustee”). This Indenture may be supplemented at any time and from time to time by an indenture supplement in accordance with Article X (an “Indenture Supplement,” and together with this Indenture and any amendments, the “Agreement”). If a conflict exists between the terms and provisions of this Indenture and any Indenture Supplement, the terms and provisions of the Indenture Supplement shall be controlling with respect to the related Series.

PRELIMINARY STATEMENT

Issuer has duly authorized the execution and delivery of this Indenture to provide for an issue of its Notes as provided in this Indenture. All covenants and agreements made by Issuer herein are for the benefit and security of the Noteholders. Issuer is entering into this Indenture, and Indenture Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

Simultaneously with the delivery of this Indenture, Issuer is entering into (i) a Transfer Agreement with Comenity Capital Credit Company, LLC, a Delaware limited liability company, as Transferor, and (ii) a Servicing Agreement with Transferor and Comenity Capital Bank (“CCB”), a Utah industrial bank, as Servicer, pursuant to which agreements (a) Transferor will convey to Issuer all of its right, title and interest in, to and under the Receivables arising in the Accounts from time to time, which Transferor will have received from CCB pursuant to the Receivables Purchase Agreement and (b) Servicer will agree to service the Receivables and make collections thereon on behalf of the Noteholders.

GRANTING CLAUSE

As security for the payment and performance of all of the Issuer’s obligations under the Notes, this Indenture, each Enhancement Agreement, and each Transaction Document (collectively, the “Secured Obligations”), Issuer hereby grants to Indenture Trustee, for the benefit of the Holders of the Notes and the Enhancement Providers, all of Issuer’s right, title and interest, whether now owned or hereafter acquired, in, to and under (a) the Receivables, (b) Collections and all money, instruments, investment property and other property distributed or distributable in respect of (together with all earnings, dividends, distributions, income, issues, and profits relating to) the Receivables; (c) the Collection Account, the Excess Funding Account and the Series Accounts and all Eligible Investments and all money, investment property, instruments and other property on deposit from time to time in, credited to, purchased with funds from, or related to the Collection Account, the Series Accounts and the Excess Funding Account (including any subaccounts of any such account), and all interest, dividends, earnings, income and other distributions from time to time received, receivable or otherwise distributed or distributable thereto or in respect thereof (including any accrued discount realized on liquidation of any investment purchased at a discount); (d) all interests, rights, remedies, powers, privileges and claims of Issuer under or with respect to any Enhancement, the Receivables Purchase Agreement, the Transfer Agreement and the Servicing Agreement (whether arising pursuant to the terms of the related Enhancement Agreement, the Receivables Purchase Agreement, the Transfer Agreement or the Servicing Agreement or otherwise available to Issuer at law or in equity), including (x) the rights of Issuer to enforce such Enhancement Agreement, the Receivables Purchase Agreement, the Transfer Agreement or the Servicing Agreement, and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to such Enhancement Agreement, the Receivables Purchase Agreement, the Transfer Agreement or the Servicing Agreement to the same extent as Issuer could but for the assignment and security interest granted to Indenture Trustee for the benefit of the Noteholders and (y) the right to receive from the RPA Seller payments made by any Merchant under any Account Processing Agreement on account of amounts received by such Merchant in payment of Receivables and all proceeds of such rights; (e) all Insurance Proceeds; (f) all derivative contracts between the Issuer, or to the extent assigned to the Issuer, the Transferor and a counterparty, as described in any Indenture Supplement, and the proceeds thereof; (g) all accounts, chattel paper, deposit accounts, documents, general intangibles, goods, instruments, investment property, letter-of-credit rights, letters of credit, money, and oil, gas, and other minerals, consisting of, arising from, or relating to, any of the foregoing; (h) all accounts, chattel paper, deposit accounts, documents, general intangibles, goods, instruments, investment property, letter-of-credit rights, letters of credit, money, and oil, gas, and other minerals, of the Issuer; (i) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds, products, rents, receipts or profits of the conversion, voluntary or involuntary, into cash or other property, all cash and non-cash proceeds, and other property consisting of, arising from or relating to all or any part of any of the foregoing; and (j) all proceeds of the foregoing (collectively, the “Collateral”). To the extent that Owner Trustee (as distinguished from the Issuer) is determined to hold legal title to any of the Collateral, Owner Trustee hereby Grants to Indenture Trustee, for the benefit of the Holders of the Notes and the Enhancement Providers and as security for the payment and performance of the Secured Obligations, all of Owner Trustee’s right, title and interest, whether owned or hereafter acquired, in, to and under the Collateral.

LIMITED RECOURSE

The obligation of Issuer to make payments of principal, interest and other amounts in respect of the Notes is limited by recourse only to the Collateral. Except as specifically set forth in the Indenture Supplement with respect thereto, the Notes of any Series or Class shall not be secured by any interest in any Series Account or Enhancement pledged for the benefit of any other Series or Class.

ARTICLE I

DEFINITIONS

Section 1.1    Definitions.

Capitalized terms used herein are defined in Annex A.

Section 1.2    Other Definitional Provisions.

(a)    All terms defined directly or by reference in this Indenture shall have the defined meanings when used in any certificate or other document delivered pursuant hereto unless otherwise defined therein. For purposes of this Indenture and all such certificates and other documents, unless the context otherwise requires: (i) accounting terms not otherwise defined in this Indenture, and accounting terms partly defined in this Indenture to the extent not defined, shall have the respective meanings given to them under GAAP; (ii) terms defined in Article 9 of the UCC as in effect in the State of New York and not otherwise defined in this Indenture are used as defined in that Article; (iii) any reference to each Rating Agency shall only apply to any specific rating agency if such rating agency is then rating any outstanding Series; (iv) references to any amount as on deposit or outstanding on any particular date means such amount at the close of business on such day; (v) the words “hereof,” “herein” and “hereunder” and words of similar import refer to this Indenture (or the certificate or other document in which they are used) as a whole and not to any particular provision of this Indenture (or such certificate or document); (vi)

references to any Section, Annex, Schedule or Exhibit are references to Sections, Annexes, Schedules and Exhibits in or to this Indenture (or the certificate or other document in which the reference is made), and references to any paragraph, Section, clause or other subdivision within any Section or definition refer to such paragraph, Section, clause or other subdivision of such Section or definition; (vii) the term “including” means “including without limitation”; (viii) references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (ix) references to any Person include that Person’s successors and assigns; (x) references to any agreement refer to that agreement as amended, supplemented or otherwise modified from time to time; and (xi) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

(b)    Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture to the extent, and only at such times, as this Indenture is required to qualify under the TIA. The following TIA terms used in this Indenture have the following meanings:

“indenture securities” means the Notes;

“indenture security holder” means a Noteholder;

“indenture to be qualified” means this Indenture;

“indenture trustee” or “institutional trustee” means Indenture Trustee; and

“obligor” on the indenture securities means Issuer and any other obligor on the indenture securities.

All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meanings assigned to them by such definitions.

ARTICLE II

THE NOTES

Section 2.1    Form Generally. Any Series or Class of Notes, together with Indenture Trustee’s certificate of authentication related thereto, may be issued in fully registered form (the “Registered Notes”) and shall be in substantially the form of an exhibit to the related Indenture Supplement with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or such Indenture Supplement, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of such Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note. The terms of any Notes set forth in an exhibit to the related Indenture Supplement are part of the terms of this Indenture, as applicable.

The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

Each Book-Entry Note will be dated the related Closing Date and each Definitive Note will be dated as of the date of its authentication.

Any Note with respect to which the Transferor shall not have received an Opinion of Counsel to the effect that such Note will be treated as debt for federal income tax purposes shall be issued as a Definitive Note or as Registered Notes in book-entry form (but not as Book-Entry Notes maintained through DTC or any other Clearing Agency or Foreign Clearing Agency), provided that records of ownership and transfer of any such Notes in book-entry form shall be maintained by the Indenture Trustee as Transfer Agent and Registrar (and not by DTC or any other Clearing Agency or Foreign Clearing Agency), and provided further that the provisions of this Indenture relating to Book-Entry Notes (including Section 2.12), in each case with respect to the foregoing, unless otherwise provided in the related Indenture Supplement, shall nonetheless apply mutatis mutandis to any such Notes issued in book-entry form through the Indenture Trustee (and not through DTC or any other Clearing Agency or Foreign Clearing Agency).

Section 2.2    Denominations. Except as otherwise specified in the related Indenture Supplement and the Notes, each class of Notes of each Series shall be issued in fully registered form in minimum amounts of $1,000 and in integral multiples of $1,000 in excess thereof (except that one Note of each Class may be issued in a different amount, so long as such amount exceeds the applicable minimum denomination for such Class), and shall be issued upon initial issuance as one or more Notes in an aggregate original principal amount equal to the applicable Note Principal Balance for such Class or Series.

Section 2.3    Execution, Authentication and Delivery. Each Note shall be executed by manual, electronic or facsimile signature on behalf of Issuer by an Authorized Officer.

Notes bearing the manual, electronic or facsimile signature of an individual who was, at the time when such signature was affixed, authorized to sign on behalf of Issuer shall not be rendered invalid, notwithstanding the fact that such individual ceased to be so authorized prior to the authentication and delivery of such Notes or does not hold such office at the date of issuance of such Notes.

At any time and from time to time after the execution and delivery of this Indenture, Issuer may deliver Notes executed by Issuer to Indenture Trustee for authentication and delivery, and Indenture Trustee shall authenticate at the written direction of Issuer and deliver such Notes as provided in this Indenture or the related Indenture Supplement and not otherwise.

No Note shall be entitled to any benefit under this Indenture or the applicable Indenture Supplement or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein or in the related Indenture Supplement executed by or on behalf of Indenture Trustee by the manual signature of a duly authorized signatory, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

Section 2.4    Authenticating Agent.

(a)    Indenture Trustee, at the expense of Servicer, may appoint one or more authenticating agents with respect to the Notes which shall be authorized to act on behalf of Indenture Trustee in authenticating the Notes in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Notes. Whenever reference is made in this Indenture to the authentication of Notes by Indenture Trustee or Indenture Trustee’s certificate of authentication, such reference shall be deemed to include authentication on behalf of Indenture Trustee by an authenticating agent and a certificate of authentication executed on behalf of Indenture Trustee by an authenticating agent. Each authenticating agent must be acceptable to Issuer and Servicer.

(b)    Any institution succeeding to the corporate agency business of an authenticating agent shall continue to be an authenticating agent without the execution or filing of any power or any further act on the part of Indenture Trustee or such authenticating agent.

(c)    An authenticating agent may at any time resign by giving written notice of resignation to Indenture Trustee, Issuer and Servicer. Indenture Trustee may at any time terminate the agency of an authenticating agent by giving notice of termination to such authenticating agent and to Issuer and Servicer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an authenticating agent shall cease to be acceptable to Indenture Trustee or Issuer and Servicer, Indenture Trustee may promptly appoint a successor authenticating agent. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an authenticating agent. No successor authenticating agent shall be appointed unless acceptable to Issuer and Servicer.

(d)    The provisions of Sections 6.1 and 6.4 shall be applicable to any authenticating agent.

(e)    Pursuant to an appointment made under this Section 2.4, the Notes may have endorsed thereon, in lieu of or in addition to Indenture Trustee’s certificate of authentication, an alternative certificate of authentication in substantially the following form:

“This is one of the Notes described in the within-mentioned Agreement.

as Authenticating Agent
for Indenture Trustee

By:

Authorized Signatory

Dated:                                  ”

Section 2.5    Registration of and Limitations on Transfer and Exchange of Notes. Issuer shall cause to be kept at the office or agency to be maintained by a transfer agent and registrar (the “Transfer Agent and Registrar”) a register (the “Note Register”) in which Issuer shall provide for the registration of Notes and the registration of transfers of Notes. Indenture Trustee initially shall be Transfer Agent and Registrar for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Transfer Agent and Registrar, Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Transfer Agent and Registrar.

If a Person other than Indenture Trustee is appointed by Issuer as Transfer Agent and Registrar, Issuer will give Indenture Trustee prompt written notice of the appointment of a Transfer Agent and Registrar and of the location, and any change in the location, of Transfer Agent and Registrar and Note Register. Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and Indenture Trustee shall have the right to conclusively rely upon a certificate executed on behalf of Transfer Agent and Registrar by an officer thereof as to the names and addresses of the Noteholders and the principal amounts and numbers of such Notes.

Upon surrender for registration of transfer of any Note at the office or agency of Transfer Agent and Registrar, to be maintained as provided in Section 3.2, if the requirements of Section 8-401 of the UCC are met as certified by Administrator to Indenture Trustee, Issuer shall execute, and upon receipt of such surrendered Note, Indenture Trustee (or an authenticating agent on behalf of Indenture Trustee as provided in Section 2.4) shall authenticate and deliver to the Noteholder, in the name of the designated transferee or transferees, one or more new Notes (of the same Series and Class) in any authorized denominations of like aggregate principal amount.

At the option of a Noteholder, Notes may be exchanged for other Notes (of the same Series and Class) in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of Transfer Agent and Registrar. Whenever any Notes are so surrendered for exchange, if the requirements of Section 8-401 of the UCC are met as certified by Administrator to Indenture Trustee, Issuer shall execute, and upon receipt of such surrendered Note Indenture Trustee shall authenticate (or an authenticating agent on behalf of Indenture Trustee as provided in Section 2.4) and deliver to the Noteholder, the Notes which the Noteholder making the exchange is entitled to receive.

Each Noteholder agrees that, prior to the first payment made to such Noteholder with respect to a Note, at any time required by law and/or promptly upon request, it will provide the Issuer, the Paying Agent and the Transfer Agent and Registrar with information and/or properly completed and signed tax certifications sufficient to eliminate the imposition of or to determine the amount of any withholding of tax, including withholding pursuant to FATCA, imposed on payments to it, and to allow each of the Issuer, the Paying Agent and the Transfer Agent and Registrar to comply with any reporting or other obligations under any applicable tax law, including but not limited to Internal Revenue Service Form W-9, W-8BEN, W-8BEN-E, W-8ECI or W-8IMY, as applicable, and any required supporting documentation (unless the related Indenture Supplement provides for other requirements or restrictions in terms of the allowable tax forms and documentations permitted to be delivered).

Each Noteholder shall be deemed to represent and warrant that it is not and it is not acquiring or holding the Note with the assets of, or on behalf of, an "employee benefit plan" as defined in Section 3(3) of ERISA which is subject to Title I of ERISA, a "plan" as defined in and subject to Section 4975 of the Code, any plan subject to a law that is similar to Title I of ERISA or Section 4975 of the Code or any entity deemed to hold the plan assets of any of the foregoing.

All Notes issued upon any registration of transfer or exchange of Notes shall evidence the same obligations, evidence the same debt, and be entitled to the same rights and privileges under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in a form satisfactory to Indenture Trustee duly executed by, the Noteholder thereof or its attorney-in-fact duly authorized in writing, and by such other documents as Indenture Trustee may reasonably require.

Any Note held by Transferor (or an Affiliate of Transferor disregarded as an entity separate from the Transferor for federal income tax purposes) at any time after the date of its initial issuance may be transferred or exchanged to a Person other than the Transferor (or an Affiliate of Transferor disregarded as an entity separate from the Transferor for federal income tax purposes) only upon the delivery to the Owner Trustee and Indenture Trustee of a Tax Opinion dated as of the date of such transfer or exchange, as the case may be, with respect to such transfer or exchange, and until such transfer or exchange, any such Note shall be evidenced by Definitive Notes or as Registered Notes in book-entry form of the type described in the final paragraph of Section 2.1.

The registration of transfer of any Note shall be subject to the additional requirements, if any, set forth in the related Indenture Supplement.

No service charge shall be made for any registration of transfer or exchange of Notes, but Issuer and Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of such Notes.

All Notes surrendered for registration of transfer and exchange shall be canceled by Issuer and delivered to Indenture Trustee for subsequent destruction without liability on the part of either. Indenture Trustee shall destroy any Global Note upon its exchange in full for Definitive Notes and shall deliver a certificate of destruction to Transferor. Such certificate shall also state that a certificate or certificates of each Foreign Clearing Agency referred to in the applicable Indenture Supplement was received with respect to each portion of any Global Note exchanged for Definitive Notes.

Unless otherwise set forth in an Indenture Supplement, the preceding provisions of this Section 2.5 notwithstanding, Issuer shall not be required to make, and Transfer Agent and Registrar need not register, transfers or exchanges of Notes for a period of twenty (20) days preceding the due date for any payment with respect to the Note.

Any reference in this Indenture to Transfer Agent and Registrar shall include any co-transfer agent and co-registrar unless the context otherwise requires. Indenture Trustee will enter into any appropriate agency agreement with any co-transfer agent and co-registrar not a party to this Indenture, which will implement the provisions of this Indenture that relate to such agent.

Notwithstanding any other provision of this Indenture, with respect to any Notes for which an Opinion of Counsel has not been issued to the effect that such Notes will be characterized as debt for federal income tax purposes, no transfer (or purported transfer) of all or any part of such Notes (or any economic interest therein) shall be effective, and any such transfer (or purported transfer) shall be void ab initio, and no Person shall otherwise become a Holder of such Notes unless the transferee shall certify to Issuer and the Indenture Trustee that (i) it will not sell, transfer, assign, participate, pledge or otherwise dispose of such Notes (or any interests therein) on or through an “established securities market” within the meaning of Section 7704(b)(1) of the Code and U.S. Treasury Regulations Section 1.7704-1(b), including an interdealer quotation system that regularly disseminates firm buy or sell quotations, and (ii) such transferee either is not a partnership (including an entity treated as a partnership for federal income tax purposes), a grantor trust or an S corporation (each such entity a “flow-through entity”) or is a flow-through entity but no more than 50% of the value of any interest in such flow-through entity is or will be attributable to the flow-through entity’s interest (direct or indirect) in Issuer. Further, any such transfer shall be subject to the additional requirements (including without limitation the execution of certain other certifications), if any, set forth in the related Indenture Supplement.

Any attempted transfer of any such Notes and any other interests in Issuer for which an Opinion of Counsel is not rendered in connection with the issuance of such interests to the effect that such interests will be characterized as debt for federal income tax purposes that would cause the number of holders or beneficial owners of such interests to exceed ninety five (95) or that is otherwise acquired in violation of this Section 2.5 shall be void ab initio and of no force or effect. While such a transfer is void ab initio, to the extent necessary, Issuer has the right to, and may, cause or compel the sale of any Notes acquired in violation of this Section 2.5 at the cost and risk of the purported owner, or may require that such Notes or beneficial interests therein be transferred to a person designated by Issuer.

Notwithstanding anything contained herein to the contrary, neither the Indenture Trustee nor the Transfer Agent and Registrar shall be responsible for ascertaining whether any transfer complies with the registration provisions of or exemptions from the Securities Act, applicable state securities laws, ERISA, the Code or any substantially similar federal, state or local law.

Section 2.6    Mutilated, Destroyed, Lost or Stolen Notes. If (a) any mutilated Note is surrendered to the Transfer Agent and Registrar, or Transfer Agent and Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (b) in case of destruction, loss, or theft there is delivered to Transfer Agent and Registrar such security or indemnity as may be required by it to hold Issuer, the Noteholders, Indenture Trustee and Transfer Agent and Registrar harmless, then, in the absence of notice to Issuer, Transfer Agent and Registrar or Indenture Trustee that such Note has been acquired by a protected purchaser (as defined in Section 8-303 of the UCC as in effect in the State of New York), Issuer shall execute, and Indenture Trustee shall authenticate (or an authenticating agent on behalf of Indenture Trustee as provided in Section 2.4) and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of like tenor (including the same date of issuance) and principal amount, bearing a number not contemporaneously outstanding; provided, however, that if any such mutilated, destroyed, lost or stolen Note shall have become or within seven (7) days shall be due and payable, or shall have been selected or called for redemption, instead of issuing a replacement Note, Issuer may pay such Note without surrender thereof, except that any mutilated Note shall be surrendered. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a protected purchaser (as defined in Section 8-303 of the UCC as in effect in the State of New York) of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, Issuer and Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by Issuer or Indenture Trustee in connection therewith.

Upon the issuance of any replacement Note under this Section 2.6, Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of Indenture Trustee or Transfer Agent and Registrar) connected therewith.

Every replacement Note issued pursuant to this Section 2.6 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute complete and indefeasible evidence of an obligation of Issuer, as if originally issued, whether or not the mutilated, destroyed, lost or stolen Note shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

The provisions of this Section 2.6 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

Section 2.7    Persons Deemed Owners. Prior to due presentment for registration of transfer of any Note, Issuer, Transferor, Indenture Trustee and any agent of Issuer, Transferor or Indenture Trustee shall treat the Person in whose name any Note is registered as the owner of such Note for the purpose of receiving distributions pursuant to the terms of the applicable Indenture Supplement and for all other purposes whatsoever, whether or not such Note is overdue, and neither Issuer, Transferor, Indenture Trustee nor any agent of Issuer, Transferor or Indenture Trustee shall be affected by any notice to the contrary.

Section 2.8    Appointment of Paying Agent.

(a)    Issuer reserves the right at any time to vary or terminate the appointment of a Paying Agent for the Notes, and to appoint additional or other Paying Agents, provided that it will at all times maintain Indenture Trustee as a Paying Agent.

Indenture Trustee will enter into any appropriate agency agreement with any co-paying agent not a party to this Indenture, which will implement the provisions of this Indenture that relate to such agent.

Notice of all changes in the identity or specified office of a Paying Agent will be delivered promptly to the Noteholders by Indenture Trustee.

(b)    Indenture Trustee shall cause each Paying Agent (other than itself) to execute and deliver to Indenture Trustee an instrument in which such Paying Agent shall agree with Indenture Trustee that such Paying Agent will hold all sums, if any, held by it for payment to the Noteholders in trust for the benefit of the Noteholders entitled thereto until such sums shall be paid to such Noteholders and shall agree, and if Indenture Trustee is Paying Agent it hereby agrees, that it shall comply with all requirements of the Code regarding the withholding by Indenture Trustee of payments in respect of federal income taxes due from the Note Owners.

Section 2.9    Access to List of Noteholders’ Names and Addresses.

(a)    Issuer will furnish or cause to be furnished to Indenture Trustee, Servicer or Paying Agent, within five (5) Business Days after receipt by Issuer of a written request therefor from Indenture Trustee, Servicer or Paying Agent, respectively, a list of the names and addresses of the Noteholders. Unless otherwise provided in the related Indenture Supplement, the Holders of not less than 10% of the principal balance of the Outstanding Notes of any Series (the “Applicants”) may apply in writing to Indenture Trustee, and if such application states that the Applicants desire to communicate with other Noteholders of any Series with respect to their rights under this Indenture or under the Notes and is accompanied by a copy of the communication which such Applicants propose to transmit, then Indenture Trustee, after having been adequately indemnified by such Applicants for its costs and expenses, shall afford or shall cause Transfer Agent and Registrar to afford such Applicants access during normal business hours to the most recent list of Noteholders held by Indenture Trustee and shall give Servicer notice that such request has been made, within five (5) Business Days after the receipt of such application. Such list shall be as of a date no more than forty-five (45) days prior to the date of receipt of such Applicants’ request.

(b)    Every Noteholder, by receiving and holding a Note, agrees that none of Issuer, Indenture Trustee, Transfer Agent and Registrar and Servicer or any of their respective agents and employees shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Noteholders hereunder, regardless of the sources from which such information was derived.

Section 2.10    Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than Indenture Trustee, be delivered to Indenture Trustee and shall be promptly canceled by it. Issuer may at any time deliver to Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which Issuer may have acquired in any lawful manner whatsoever, and all Notes so delivered shall be promptly canceled by Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 2.10, except as expressly permitted by this Indenture. All canceled Notes held by Indenture Trustee shall be disposed of by it in its customary manner unless Issuer shall direct Indenture Trustee in a timely manner that they be returned to Issuer.

Section 2.11    New Issuances.

(a)    Pursuant to one or more Indenture Supplements, Transferor may from time to time direct the Issuer, to issue one or more new Series of Notes (a “New Issuance”). The Notes of all outstanding Series shall be equally and ratably entitled as provided herein to the benefits of this Indenture without preference, priority or distinction, all in accordance with the terms and provisions of this Indenture and the applicable Indenture Supplement except, with respect to any Series or Class, as provided in the related Indenture Supplement. Interest on and principal of the Notes of each outstanding Series shall be paid as specified in the Indenture Supplement relating to such outstanding Series.

(b)    On or before the Closing Date relating to any new Series of Notes, the parties hereto will execute and deliver an Indenture Supplement which will specify the Principal Terms of such Series. The terms of such Indenture Supplement may modify or amend the terms of this Indenture solely as applied to such new Series. The obligation of the Owner Trustee to execute, on behalf of Issuer, the Notes of any Series and of Indenture Trustee to authenticate such Notes and to execute and deliver the related Indenture Supplement is subject to the satisfaction of the following conditions; provided that the following conditions will not apply to any New Issuance dated as of the date hereof:

(i)    No Asset Deficiency shall exist after giving effect to such issuance;

(ii)    on or before the third Business Day immediately preceding the Closing Date relating to any new Series of Notes, Transferor shall have given the Owner Trustee, Indenture Trustee, Servicer and each Rating Agency notice (unless such notice requirement is otherwise waived) of such issuance and the Closing Date;

(iii)    Transferor shall have delivered to the Indenture Trustee any related Indenture Supplement, in form satisfactory to the Indenture Trustee, executed by each party hereto (other than Indenture Trustee);

(iv)    Transferor shall have delivered to the Owner Trustee and Indenture Trustee any related Enhancement Agreement;

(v)    the Rating Agency Condition shall have been satisfied with respect to such issuance;

(vi)    Transferor shall have delivered to the Indenture Trustee an Officer’s Certificate, dated the Closing Date to the effect that Transferor reasonably believes that such issuance will not, based on the facts known to such officer at the time of such certification have an Adverse Effect;

(vii)    Transferor shall have delivered to the Indenture Trustee a Tax Opinion, dated the Closing Date with respect to such issuance; and

(viii)    Transferor shall have delivered to the Indenture Trustee an Officer’s Certificate stating that (A) no Asset Deficiency shall exist and (B) the Aggregate Principal Balance shall not be less than the Required Principal Balance, in each case as of the Closing Date and after giving effect to such issuance.

(c)    Upon satisfaction of the above conditions, pursuant to Section 2.3, the Owner Trustee, on behalf of Issuer, shall execute and Indenture Trustee shall upon written direction of Issuer authenticate and deliver the Notes of such Series as provided in this Indenture and the applicable Indenture Supplement.

(d)    Issuer may direct Indenture Trustee in writing to deposit the net proceeds from any New Issuance in the Excess Funding Account. Issuer may also specify that on any Transfer Date the proceeds from the sale of any new Series may be withdrawn from the Excess Funding Account and treated as Shared Principal Collections. On any Business Day, the Transferor may cause the Issuer to withdraw funds on deposit in the Excess Funding Account and distribute such funds to the Transferor so long as such withdraw and distribution will not cause an Asset Deficiency.

Section 2.12    Book-Entry Notes. Unless otherwise provided in any related Indenture Supplement, the Notes, upon original issuance, shall be issued in the form of typewritten or printed Notes representing the Book-Entry Notes to be delivered to the depository specified in such Indenture Supplement which shall be the Clearing Agency or Foreign Clearing Agency, by or on behalf of such Series.

The Notes of each Series shall, unless otherwise provided in the related Indenture Supplement, initially be registered in the Note Register in the name of the nominee of the Clearing Agency or Foreign Clearing Agency for such Book-Entry Notes and shall be delivered to Indenture Trustee or, pursuant to such Clearing Agency’s or Foreign Clearing Agency’s instructions held by Indenture Trustee’s agent as custodian for the Clearing Agency or Foreign Clearing Agency.

Unless and until Definitive Notes are issued under the limited circumstances described in Section 2.14, no Note Owner shall be entitled to receive a Definitive Note representing such Note Owner’s interest in such Note. Unless and until Definitive Notes have been issued to the Note Owners pursuant to Section 2.14:

(a)    the provisions of this Section 2.12 shall be in full force and effect with respect to each such Series;

(b)    Indenture Trustee shall be entitled to deal with the Clearing Agency or Foreign Clearing Agency and the Clearing Agency Participants for all purposes of this Indenture (including the payment of principal of and interest on the Notes of each such Series) as the authorized representatives of the Note Owners;

(c)    to the extent that the provisions of this Section 2.12 conflict with any other provisions of this Indenture, the provisions of this Section 2.12 shall control with respect to each such Series;

(d)    the rights of Note Owners of each such Series shall be exercised only through the Clearing Agency or Foreign Clearing Agency and the applicable Clearing Agency Participants and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency or Foreign Clearing Agency and/or the Clearing Agency Participants. Pursuant to the depository agreement applicable to a Series, unless and until Definitive Notes of such Series are issued pursuant to Section 2.14, the initial Clearing Agency shall make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Notes to such Clearing Agency Participants; and

(e)    whenever this Indenture requires or permits actions to be taken based upon instructions or directions of the Holders of Notes representing a specified percentage of the Outstanding Amount, the Clearing Agency or Foreign Clearing Agency shall be deemed to represent such percentage only to the extent that they have received instructions to such effect from the Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to Indenture Trustee.

Section 2.13    Notices to Clearing Agency or Foreign Clearing Agency. Whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Note Owners pursuant to Section 2.14, Indenture Trustee shall give all such notices and communications specified herein to be given to Noteholders to the Clearing Agency or Foreign Clearing Agency, as applicable, and shall have no obligation to the Note Owners.

Section 2.14    Definitive Notes. If (i) (A) Transferor advises Indenture Trustee in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities as Clearing Agency with respect to the Book-Entry Notes of a given Class or Series and (B) Indenture Trustee or Issuer is unable to locate and reach an agreement on satisfactory terms with a qualified successor, (ii) Transferor, at its option, and to the extent permitted by law, advises Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency with respect to such Class or Series or (iii) after the occurrence of a Servicer Default, Note Owners of Notes evidencing more than 50% of the principal balance of the Outstanding Notes (or such other percentage as specified in the related Indenture Supplement) of such Class or Series, as applicable, advise Indenture Trustee and the applicable Clearing Agency through the applicable Clearing Agency Participants in writing that the continuation of a book-entry system is no longer in the best interests of the Note Owners of such Class or Series, the Clearing Agency shall notify all Note Owners of such Class or Series of the occurrence of such event and of the availability of Definitive Notes to Note Owners of such Class or Series requesting the same. Upon surrender to Indenture Trustee of the Notes of such Class or Series, accompanied by registration instructions from the applicable Clearing Agency, Issuer shall execute and Indenture Trustee shall authenticate Definitive Notes of such Class or Series and shall recognize the registered holders of such Definitive Notes as Noteholders under this Indenture. Neither Issuer nor Indenture Trustee shall be liable for any delay in delivery of such instructions, and Issuer and Indenture Trustee may conclusively rely on, and shall be fully protected in relying on, such instructions. Upon the issuance of Definitive Notes of such Class or Series, all references herein to obligations imposed upon or to be performed by the applicable Clearing Agency or Foreign Clearing Agency shall be deemed to be imposed upon and performed by Indenture Trustee, to the extent applicable with respect to such Definitive Notes, and Indenture Trustee shall recognize the registered holders of the Definitive Notes of such Class or Series as Noteholders of such Class or Series hereunder. Definitive Notes will be transferable and exchangeable at the offices of Transfer Agent and Registrar.

Section 2.15    Global Note. If specified in the related Indenture Supplement for any Series, Notes may be initially issued in the form of a single temporary Global Note (the “Global Note”) in bearer form, without interest coupons, in the denomination of the initial principal amount and substantially in the form attached to the related Indenture Supplement. Unless otherwise specified in the related Indenture Supplement, the provisions of this Section 2.15 shall apply to such Global Note. The Global Note will be authenticated by Indenture Trustee upon the same conditions, in substantially the same manner and with the same effect as the Definitive Notes. The Global Note may be exchanged in the manner described in the related Indenture Supplement for Registered Notes. Except as otherwise specifically provided in the Indenture Supplement, any Notes that are issued in bearer form pursuant to this Indenture shall be issued in accordance with the requirements of Code section 163(f)(2).

Section 2.16    Notes to Constitute Indebtedness. The parties hereto agree that it is their mutual intent that, for all applicable tax purposes, the Notes shall constitute indebtedness (other than Notes beneficially owned by Issuer or the single beneficial owner of Issuer for U.S. federal income tax purposes). Further, each party hereto and each Holder (by accepting and holding a Note) hereby covenants to every other party hereto and to every other Holder to treat the Notes (other than Notes beneficially owned by Issuer or the single beneficial owner of Issuer for U.S. federal income tax purposes) as indebtedness for all applicable tax purposes in all tax filings, reports and returns and otherwise, and further covenants that neither it nor any of its Affiliates shall take, or participate in the taking of or permit to be taken, any action that is inconsistent with the treatment of the Notes as indebtedness for tax purposes. All successors and assignees of the parties hereto shall be bound by the provisions hereof.

Section 2.17    Uncertificated Classes. Notwithstanding anything to the contrary contained in this Article II or in Article XI, unless otherwise specified in any Indenture Supplement, any provisions contained in this Article II and in Article XI relating to the registration, form, execution, authentication, delivery, presentation, cancellation and surrender of Notes shall not be applicable to any uncertificated Notes, provided, however, that, except as otherwise specifically provided in the Indenture Supplement, any such uncertificated Notes shall be issued in “registered form” within the meaning of Code section 163(f)(1).

Section 2.18    Record Date for Voting. The Issuer may set a record date for purposes of determining the identity of the Noteholders and the Note Owners entitled to vote or consent to any action pursuant to this Indenture or any Transaction Document.

ARTICLE III

REPRESENTATIONS AND COVENANTS OF ISSUER

Section 3.1    Payment of Principal and Interest.

(a)    Issuer will duly and punctually pay principal and interest in accordance with the terms of the Notes as specified in the relevant Indenture Supplement.

(b)    The Noteholders of a Series as of the Record Date in respect of a Distribution Date shall be entitled to the interest accrued and payable and principal payable on such Distribution Date as specified in the related Indenture Supplement. All payment obligations under a Note are discharged to the extent such payments are made to the Noteholder of record.

Section 3.2    Maintenance of Office or Agency. Issuer will maintain an office or agency at the Corporate Trust Office of the Indenture Trustee and such other locations as may be set forth in an Indenture Supplement where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon Issuer in respect of the Notes and this Indenture may be served. Issuer hereby initially appoints Indenture Trustee at its Corporate Trust Office to serve as its agent for the foregoing purposes. Issuer will give prompt written notice to Indenture Trustee and the Noteholders of the location, and of any change in the location, of any such office or agency. If at any time Issuer shall fail to maintain any such office or agency or shall fail to furnish Indenture Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and Issuer hereby appoints Indenture Trustee at its Corporate Trust Office as its agent to receive all such presentations, surrenders, notices and demands; provided, however, that the Indenture Trustee shall not be deemed an agent of the Issuer for service of legal process.

Section 3.3    Money for Note Payments to Be Held in Trust . As specified in Section 8.3 herein and in the related Indenture Supplement, all payments of amounts due and payable with respect to the Notes which are to be made from amounts withdrawn from the Collection Account, any Series Account and the Excess Funding Account shall be made on behalf of Issuer by Indenture Trustee or by Paying Agent, and no amounts so withdrawn from the Collection Account, any Series Account or the Excess Funding Account shall be paid over to or at the direction of Issuer except as provided in this Section 3.3 and in the related Indenture Supplement.

Whenever Issuer shall have a Paying Agent in addition to Indenture Trustee, it will direct Indenture Trustee to deposit with such Paying Agent on or before each Distribution Date an aggregate sum sufficient to pay the amounts then becoming due, such sum to be (i) held in trust for the benefit of Persons entitled thereto and (ii) invested, pursuant to an Issuer Order, by Paying Agent in Eligible Investments in accordance with the terms of the related Indenture Supplement. For all investments made by a Paying Agent under this Section 3.3, such Paying Agent shall be entitled to all of the rights and obligations of Indenture Trustee under the related Indenture Supplement, such rights and obligations being incorporated in this paragraph by this reference.

Issuer will cause each Paying Agent other than Indenture Trustee to execute and deliver to Indenture Trustee an instrument in which such Paying Agent shall agree with Indenture Trustee (and if Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section 3.3, that such Paying Agent, in acting as Paying Agent, is an express agent of Issuer and, further, that such Paying Agent will:

(i)    hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

(ii)    give a Responsible Officer of Indenture Trustee written notice of any default by Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

(iii)    at any time during the continuance of any such default, upon the written request of Indenture Trustee, forthwith pay to Indenture Trustee all sums so held in trust by such Paying Agent;

(iv)    immediately resign as a Paying Agent and forthwith pay to Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

(v)    comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by Indenture Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and upon such payment by any Paying Agent to Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

Section 3.4    Existence. Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes and the Collateral.

Section 3.5    Protection of Collateral. Issuer will from time to time prepare, or cause to be prepared, authorize, execute and deliver all such supplements and amendments hereto and all such financing statements, amendments thereto, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

(a)    grant more effectively all or any portion of the Collateral as security for the Notes;

(b)    maintain or preserve the lien (and the perfection and priority thereof) of this Indenture or to carry out more effectively the purposes hereof;

(c)    perfect, publish notice of, or protect the validity of any Grant made or to be made under this Indenture;

(d)    enforce any of the Collateral; or

(e)    preserve and defend title to the Collateral securing the Notes and the rights therein of Indenture Trustee and the Noteholders secured thereby against the claims of all Persons and parties.

Issuer shall file, or cause the Administrator to file, any financing statement, continuation statement or other instrument required pursuant to this Section 3.5.

The Issuer hereby authorizes the filing of financing statements (and amendments of financing statements and continuation statements) that name the Issuer as debtor and the Indenture Trustee as secured party and that cover all personal property of the Issuer. The Issuer also hereby ratifies its authorization of the filing of any such financing statements (or amendments of financing statements or continuation statements) that were filed prior to the execution hereof.

The Issuer shall not change its name, address, type or jurisdiction of organization, or organizational identification number, without previously having delivered to the Indenture Trustee written notice of such change and a written certification that the Issuer has taken all actions necessary to maintain the perfection and priority of the security interest of the Indenture Trustee in the Collateral.

Issuer shall pay or cause to be paid any taxes levied on all or any part of the Collateral securing the Notes.

Section 3.6    Opinions as to Collateral.

(a)    On the initial issuance date, and thereafter, if and only to the extent required by the TIA, on the Closing Date relating to any new Series of Notes, Issuer shall furnish to Indenture Trustee an Opinion of Counsel (with a copy to each Rating Agency) either stating that, in the opinion of such counsel, such action has been taken to perfect the lien and security interest of this Indenture, including with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the filing of any financing statements and continuation statements, as are so necessary and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to maintain the perfection of such lien and security interest.

(b)    If and only to the extent required by the TIA, on or before May 30 in each calendar year, beginning in 2023, Issuer shall furnish to Indenture Trustee an Opinion of Counsel satisfactory to the Rating Agencies either stating that, in the opinion of such counsel, such action has been taken to perfect the lien and security interest of this Indenture, including with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the filing of any financing statements and continuation statements as is so necessary and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain the perfection of such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the perfection of the lien and security interest of this Indenture until May 30 in the following calendar year.

Section 3.7    Performance of Obligations; Servicing of Receivables.

(a)    Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to Indenture Trustee in an Officer’s Certificate of Issuer shall be deemed to be action taken by Issuer. Initially, Issuer has contracted with Administrator to assist Issuer in performing its duties under this Indenture.

(b)    Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the other Transaction Documents and in the instruments and agreements relating to the Collateral, including but not limited to filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture, the Transfer Agreement and the Servicing Agreement in accordance with and within the time periods provided for herein and therein.

(c)    If Issuer shall have knowledge of the occurrence of a Servicer Default under the Servicing Agreement, Issuer shall cause Indenture Trustee to promptly notify the Rating Agencies thereof, and shall cause Indenture Trustee to specify in such notice the action, if any, being taken with respect to such default. If a Servicer Default shall arise from the failure of Servicer to perform any of its duties or obligations under the Servicing Agreement with respect to the Receivables, Issuer shall take all reasonable steps available to it to remedy such failure.

(d)    With respect to the Receivables, the Servicer is responsible in each instance to (i) monitor the status of the applicable Benchmark, (ii) determine whether a substitute index should or could be selected, (iii) determine the selection of any such substitute index, and (iv) exercise any right related to the foregoing on behalf of the Trust, the Noteholders or any other Person.

(e)    In the event of the resignation or termination of the Servicer pursuant to Section 4.1 or Section 4.2 of the Servicing Agreement, the Servicer shall continue to perform all servicing functions under the Servicing Agreement until the date of effectiveness of the Servicer’s resignation, the date specified in the Termination Notice or a date mutually agreed upon by Servicer and Indenture Trustee, as applicable. As promptly as possible after the receipt of notice of resignation of the Servicer from the Issuer under Section 4.3 of the Servicing Agreement or the giving of a Termination Notice to Servicer under Section 4.1 of the Servicing Agreement, as applicable, Indenture Trustee shall appoint a Successor Servicer, and such Successor Servicer shall accept its appointment by a written assumption. In the event that a

Successor Servicer has not been appointed and accepted its appointment at the time when Servicer ceases to act as Servicer, Indenture Trustee in accordance with Section 4.3 of the Servicing Agreement without further action shall automatically be appointed the Successor Servicer. Indenture Trustee may delegate any of its servicing obligations to an Affiliate or agent in accordance with Sections 2.1(b) and 3.7 of the Servicing Agreement. Notwithstanding the foregoing, Indenture Trustee shall, if it is unwilling or legally unable so to act, petition at the expense of Servicer a court of competent jurisdiction to appoint any established institution qualifying as an Eligible Servicer as the Successor Servicer. Indenture Trustee shall give prompt notice to each Rating Agency and each Enhancement Provider upon the appointment of a Successor Servicer. Upon its appointment, the Successor Servicer shall be the successor in all respects to Servicer with respect to servicing functions under the Servicing Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on Servicer by the terms and provisions thereof, and all references in this Indenture to Servicer shall be deemed to refer to the Successor Servicer. In connection with any Termination Notice, Indenture Trustee will review any bids which it obtains from Eligible Servicers and shall be permitted to appoint any Eligible Servicer submitting such a bid as a Successor Servicer for servicing compensation, subject to the limitations set forth in Section 4.3 of the Servicing Agreement. Notwithstanding anything else herein to the contrary, in no event shall Indenture Trustee be liable for payment of any servicing fee.

Section 3.8    Negative Covenants. So long as any Notes are Outstanding, Issuer will not:

(a)    sell, transfer, exchange, or otherwise dispose of any part of the Collateral unless directed to do so by Indenture Trustee, except as expressly permitted by the Transaction Documents;

(b)    claim any credit on, or make any deduction from, the principal and interest payable in respect of the Notes (other than amounts properly withheld from such payments under the Code or applicable state law) or assert any claim against any present or former Noteholder by reason of the payment of any taxes levied or assessed upon any part of the Collateral;

(c)    incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness other than incurred under the Transaction Documents;

(d)    (i) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted by the Transaction Documents, (ii) permit any Lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture and other than with respect to a tax or similar lien) to be created on or extend to or otherwise arise upon or burden the Collateral or any part thereof or any interest therein or the proceeds thereof or (iii) permit the lien of this Indenture not to constitute a valid first priority security interest (other than with respect to a tax, mechanics, or similar lien) in the Collateral; or

(e)    voluntarily dissolve or liquidate in whole or in part.

Section 3.9    Statements as to Compliance. Issuer will deliver to Indenture Trustee on behalf of the Noteholders, within 120 days after the end of each fiscal year of Issuer at the end of which any Notes are outstanding (commencing within 120 days after the end of the fiscal year 2022), an Officer’s Certificate stating, as to the Authorized Officer signing such Officer’s Certificate, that;

(i)    a review of the activities of Issuer during the 12-month period ending at the end of such fiscal year and of performance under this Indenture has been made under such Authorized Officer’s supervision, and

(ii)    to the best of such Authorized Officer’s knowledge, based on such review, Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

Section 3.10    Issuer May Consolidate, Etc., Only on Certain Terms.

(a)    Issuer shall not consolidate or merge with or into any other Person, unless:

(1)    the Person (if other than Issuer) formed by or surviving such consolidation or merger (the “Surviving Person”) (i) is organized and existing under the laws of the United States of America or any state thereof or the District of Columbia, (ii) is not subject to regulation as an “investment company” under the Investment Company Act and (iii) expressly assumes, by an indenture supplemental hereto, executed and delivered to Indenture Trustee, in a form satisfactory to Indenture Trustee, the obligation to make due and punctual payment of the principal of and interest on all Notes and the performance of every covenant of this Indenture on the part of Issuer to be performed or observed;

(2)    immediately after giving effect to such transaction, no Event of Default or Early Amortization Event shall have occurred and be continuing;

(3)    Issuer shall have delivered to Indenture Trustee (A) an Officer’s Certificate stating that (i) such consolidation or merger and such supplemental indenture comply with this Section 3.10, and (ii) all conditions precedent provided for in this Section 3.10 relating to such transaction have been complied with (including any filing required by the Exchange Act), and (B) an Opinion of Counsel that such supplemental indenture is duly authorized, executed and delivered and is valid, binding and enforceable against the Surviving Person;

(4)    the Rating Agency Condition shall have been satisfied with respect to such transaction;

(5)    Issuer shall have received a Tax Opinion with respect to such consolidation or merger; and

(6)    any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken.

(b)    Issuer shall not convey or transfer any of its properties or assets, including those included in the Collateral, substantially as an entirety to any Person, unless:

(1)    the Person that acquires by conveyance or transfer the properties and assets of Issuer the conveyance or transfer of which is hereby restricted (the “Acquiring Person”) (A) is a United States citizen or a Person organized and existing under the laws of the United States of America or any state thereof, or the District of Columbia, (B) is not subject to regulation as an “investment company” under the Investment Company Act, (C) expressly assumes, by an indenture supplemental hereto, executed and delivered to Indenture Trustee, in form satisfactory to Indenture Trustee, the obligation to make due and punctual payments of the principal of and interest on all Notes and the performance of every covenant of this Indenture on the part of Issuer to be performed or observed, (D) expressly agrees by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes, (E) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (F) expressly agrees by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

(2)    immediately after giving effect to such transaction, no Event of Default or Early Amortization Event shall have occurred and be continuing;

(3)    the Rating Agency Condition shall have been satisfied with respect to such transaction;

(4)    Issuer shall have received a Tax Opinion with respect to such transaction;

(5)    any action that is necessary to maintain the lien and security interest created by this Indenture and the perfection and priority thereof shall have been taken; and

(6)    Issuer shall have delivered to Indenture Trustee (A) an Officer’s Certificate and an Opinion of Counsel each stating that (i) such conveyance or transfer and such supplemental indenture comply with this Section 3.10 and (ii) all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act), and (B) an Opinion of Counsel that such supplemental indenture is duly authorized, executed and delivered and is valid, binding and enforceable against the Acquiring Person.

Section 3.11    Successor Substituted. Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of Issuer substantially as an entirety in accordance with Section 3.10, the Surviving Person or the Acquiring Person, as the case may be, shall succeed to, and be substituted for, and may exercise every right and power of, Issuer under this Indenture with the same effect as if such Person had been named as Issuer herein. In the event of any such conveyance or transfer, the Person named as Issuer in the first paragraph of this Indenture or any successor which shall theretofore have become such in the manner prescribed in this Section 3.11 shall be released from its obligations under this Indenture as issued immediately upon the effectiveness of such conveyance or transfer, provided that Issuer shall not be released from any obligations or liabilities to Indenture Trustee or the Noteholders arising prior to such effectiveness.

Section 3.12    No Other Business. Issuer shall not engage in any business other than the activities set forth in Section 2.3 of the Trust Agreement.

Section 3.13    Investments. Except as contemplated by this Indenture, the Transfer Agreement or the Servicing Agreement, Issuer shall not own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

Section 3.14    Capital Expenditures. Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

Section 3.15    Removal of Administrator. So long as any Notes are outstanding, Issuer shall not remove Administrator without cause unless the Rating Agency Condition shall have been satisfied in connection with such removal.

Section 3.16    Restricted Payments. Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account, any Series Account or the Excess Funding Account except in accordance with the Transaction Documents.

Section 3.17    Notice of Events of Default. Issuer agrees to give Indenture Trustee and the Rating Agencies prompt written notice of each Event of Default hereunder, and written notice of each default on the part of (i) RPA Seller of its obligations under the Receivables Purchase Agreement, (ii) Transferor of its obligations under the Transfer Agreement and (iii) Servicer of its obligations under the Servicing Agreement, in each case immediately after obtaining knowledge thereof.

Section 3.18    [Reserved].

Section 3.19    Further Instruments and Acts. Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

Section 3.20    Perfection Representations and Warranties. The parties hereto agree that the Perfection Representations and Warranties shall be a part of this Indenture for all purposes. For purposes of the Perfection Representations and Warranties, this Indenture shall be the “Specified Agreement”, the Issuer shall be the “Debtor” and the Indenture Trustee shall be the “Secured Party”.

ARTICLE IV

SATISFACTION AND DISCHARGE

Section 4.1    Satisfaction and Discharge of this Indenture. This Indenture shall cease to be of further effect with respect to the Notes except as to (a) rights of registration of transfer and exchange, (b) substitution of mutilated, destroyed, lost or stolen Notes, (c) the rights of Noteholders to receive payments of principal thereof and interest thereon, (d) Sections 3.3, 3.7, 3.8, 3.11, 3.12 and 12.16, (e) the rights, indemnities and immunities of Indenture Trustee hereunder, including the rights of Indenture Trustee under Section 6.7, and the obligations of Indenture Trustee under Section 4.2, and (f) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with Indenture Trustee and payable to all or any of them, and Indenture Trustee, on written demand of and at the expense of Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes when:

(i)    either

(A)    all Notes theretofore authenticated and delivered (other than (1) Notes which have been destroyed, lost or stolen and which have been replaced, or paid as provided in Section 2.6, and (2) Notes for whose full payment Issuer has theretofore deposited money in trust with the Indenture Trustee or a Paying Agent, which money has thereafter been repaid to Issuer or paid as provided in Section 3.3) have been delivered to Indenture Trustee for cancellation; or

(B)    all Notes not theretofore delivered to Indenture Trustee for cancellation:

(1)    have become due and payable;

(2)    will become due and payable within one year at the Series Termination Date for such Class or Series of Notes; or

(3)    are to be called for redemption in accordance with and subject to any redemption conditions in the related Indenture Supplement within one year under arrangements satisfactory to Indenture Trustee for the giving of notice of redemption by Indenture Trustee in the name, and at the expense, of Issuer;

(4)    and Issuer, in the case of (1), (2) or (3) above, has irrevocably deposited or caused to be irrevocably deposited with Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to Indenture Trustee for cancellation when due at the Series Termination Date for such Class or Series of Notes or the Redemption Date (if Notes shall have been called for redemption pursuant to the related Indenture Supplement), as the case may be;

(ii)    Issuer has paid or caused to be paid all other sums payable hereunder by Issuer; and

(iii)    Issuer has delivered to Indenture Trustee an Officer’s Certificate, an Opinion of Counsel and (if required by the TIA) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 12.1(a) and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of Issuer to Indenture Trustee under Section 6.7 and of Indenture Trustee to the Noteholders under Section 4.2 shall survive such satisfaction and discharge.

Section 4.2    Application of Issuer Money. All monies deposited with Indenture Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Notes, this Indenture and the applicable Indenture Supplement, to make payments, either directly or through any Paying Agent to the Noteholders and for the payment in respect of which such monies have been deposited with Indenture Trustee, of all sums due and to become due thereon for principal and interest; but such monies need not be segregated from other funds except to the extent required herein or in the Transfer Agreement, the Servicing Agreement or required by law.

ARTICLE V

EARLY AMORTIZATION EVENTS, DEFAULTS AND REMEDIES

Section 5.1    Early Amortization Events. If any one of the following events shall occur:

(a)    the occurrence of an Insolvency Event relating to CCB or Transferor;

(b)    CCB shall become unable for any reason to transfer Receivables to Transferor pursuant to the Receivables Purchase Agreement or Transferor shall become unable for any reason to transfer Receivables to Issuer pursuant to the Transfer Agreement; or

(c)    Issuer shall become subject to regulation by the Commission as an “investment company” within the meaning of the Investment Company Act,

then a “Trust Early Amortization Event” with respect to all Series of Notes shall occur without any notice or other action on the part of Indenture Trustee or the Noteholders immediately upon the occurrence of such event.

Upon the occurrence of an Early Amortization Event, payment on the Notes of each Series will be made in accordance with the terms of the related Indenture Supplement.

Section 5.2    Events of Default. An “Event of Default,” wherever used herein, means with respect to any Series any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a)    default in the payment of the principal of any Note of that Series, if and to the extent not previously paid, when the same becomes due and payable on its Series Termination Date; or

(b)    default in the payment of any interest on any Note of that Series when the same becomes due and payable, and such default shall continue for a period of thirty-five (35) days; or

(c)    the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of Issuer in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, conservator, liquidator, assignee, custodian, trustee, sequestrator or similar official for Issuer or ordering the winding-up or liquidation of Issuer’s affairs, and such decree or order shall remain unstayed and in effect for a period of sixty (60) consecutive days; or

(d)    the commencement by Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by Issuer to the appointment of or the taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator or similar official of Issuer, or the making by Issuer of any general assignment for the benefit of creditors, or the failure by Issuer generally to pay, or the admission in writing by Issuer of its inability to pay, its debts as such debts become due, or the taking of action by Issuer in furtherance of any of the foregoing; or

(e)    any additional events specified in the Indenture Supplement related to such Series.

Issuer shall deliver to a Responsible Officer of Indenture Trustee, within five (5) days after the occurrence thereof, written notice in the form of an Officer’s Certificate of any Default or Event of Default, its status and what action Issuer is taking or proposes to take with respect thereto.

Section 5.3    Acceleration of Maturity; Rescission and Annulment. If an Event of Default described in paragraph (a) or (b) of Section 5.2 should occur and be continuing with respect to a Series, then and in every such case the Holders of Notes representing more than 50% of the principal balance of the Outstanding Notes of such Series may and the Indenture Trustee at the direction of such Holders shall declare all the Notes of such Series to be immediately due and payable, by a notice in writing to Issuer (and to a Trustee Officer of Indenture Trustee if declared by Noteholders), and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

If an Event of Default described in paragraph (c) or (d) of Section 5.2 should occur and be continuing, then the unpaid principal of the Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall automatically become due and payable.

At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by Indenture Trustee as hereinafter provided in this Article V, the Holders of Notes representing more than 50% of the principal balance of the Outstanding Notes of such Series, by written notice to Issuer, Indenture Trustee and the Rating Agencies, may rescind and annul such declaration and its consequences; provided, that:

(a)    Issuer has paid or deposited with Indenture Trustee a sum sufficient to pay:

(i)    all payments of principal of and interest on all Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

(ii)    all sums paid or advanced by Indenture Trustee hereunder and the indemnities, reasonable compensation, expenses, disbursements and advances of Indenture Trustee and its agents and counsel; and

(b)    all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.13.

No such rescission shall affect any subsequent default or impair any right consequent thereto.

Section 5.4    Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

(a)    Issuer covenants that if (i) default is made in the payment of any interest on any Note when the same becomes due and payable, and such default continues for a period of thirty-five (35) days following the date on which such interest became due and payable, or (ii) default is made in the payment of principal of any Note, if and to the extent not previously paid, when the same becomes due and payable on the Series Termination Date, Issuer will, upon demand of Indenture Trustee, pay to it, for the benefit of the Holders of the Notes of the affected Series, the whole amount then due and payable on such Notes for principal and interest, with, to the extent specified in the related Indenture Supplement, interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, interest upon overdue installments of interest, as specified in the related Indenture Supplement and in addition thereto will pay such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of Indenture Trustee and its agents and counsel.

(b)    In case Issuer shall fail forthwith to pay such amounts upon such demand, Indenture Trustee, in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against Issuer or other obligor upon such Notes and collect in the manner provided by law out of the Collateral or the property of any other obligor upon such Notes, wherever situated, the moneys adjudged or decreed to be payable.

(c)    If an Event of Default occurs and is continuing, Indenture Trustee may, as more particularly provided in Section 5.5, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders of the affected Series, by such appropriate Proceedings as Indenture Trustee shall deem necessary to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in Indenture Trustee by this Indenture or by law.

(d)    In case there shall be pending, relative to Issuer or any other obligor upon the Notes of the affected Series, or any Person having or claiming an ownership interest in the Collateral, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or in case a receiver, conservator, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator, custodian or other similar official shall have been appointed for or taken possession of Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to Issuer or other obligor upon the Notes of such Series, or to the creditors or property of Issuer or such other obligor, Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether Indenture Trustee shall have made any demand pursuant to the provisions of this Section 5.4, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

(i)    to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes of such Series and to file such other papers or documents as may be necessary or advisable in order to have the claims of Indenture Trustee (including any claim for reasonable compensation to Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or willful misconduct) and of the Noteholders of such Series allowed in such Proceedings;

(ii)    unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes of such Series in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

(iii)    to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders of such Series and of Indenture Trustee on their behalf; and

(iv)    to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of Indenture Trustee or the Holders of Notes of such Series allowed in any judicial Proceedings relative to Issuer, its creditors and its property;

and any trustee, receiver, conservator, liquidator, custodian, assignee, sequestrator or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to Indenture Trustee, and, in the event that Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or willful misconduct.

(e)    Nothing herein contained shall be deemed to authorize Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

(f)    All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the benefit of the Holders of the Notes of the affected Series as provided herein.

(g)    In any Proceedings brought by Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which Indenture Trustee shall be a party), Indenture Trustee shall be held to represent all the Holders of the Notes of the affected Series, and it shall not be necessary to make any such Noteholder a party to any such Proceedings.

Section 5.5    Remedies; Priorities.

(a)    If an Event of Default shall have occurred and be continuing with respect to any Series, and the Notes of such Series have been accelerated pursuant to Section 5.3, Indenture Trustee may do one or more of the following (subject to Sections 5.6 and 12.16):

(i)    institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes of the affected Series or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from Issuer and any other obligor upon such Notes moneys adjudged due;

(ii)    take any other appropriate action to protect and enforce the rights and remedies of Indenture Trustee and the Holders of the Notes of the affected Series;

(iii)    cause the Issuer to sell Principal Receivables (or interests therein) in an amount equal to the Collateral Amount of the accelerated Series and the related Finance Charge Receivables in accordance with Section 5.16;

provided, however, that Indenture Trustee may not exercise the remedy described in subparagraph (iii) above unless (A) (1) the Holders of Notes representing 100% of the principal balance of the Outstanding Notes of the affected Series consent in writing thereto, (2) Indenture Trustee determines that any proceeds of such exercise distributable to the Noteholders of the affected Series are sufficient to discharge in full all amounts then due and unpaid upon the Notes for principal and interest and is directed to exercise this remedy by Holders of Notes representing more than 50% of the principal balance of the Outstanding Notes of such Series, or (3) Indenture Trustee determines that the Collateral may not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and Indenture Trustee obtains the consent of the Holders of Notes representing at least 66-2/3% of the principal balance of the Outstanding Notes of each Class of such Series and (B) Indenture Trustee has been provided with an Opinion of Counsel to the effect that the exercise of such remedy complies with applicable federal and state securities laws. In determining such sufficiency or insufficiency with respect to clauses (A)(2) and (A)(3), Indenture Trustee may, but need not, obtain and conclusively rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose.

The remedies provided in this Section 5.5(a) are the exclusive remedies provided to the Noteholders with respect to the Collateral, and each of the Indenture Trustee and the Noteholders (by their acceptance of their respective interests in the Notes) hereby expressly waives any other remedy that might have been available under the applicable UCC or any other law.

(b)    If Indenture Trustee collects any money or property pursuant to this Article V following the acceleration of the Notes of the affected Series pursuant to Section 5.3 (so long as such a declaration shall not have been rescinded or annulled), it shall pay out the money or property in the following order:

FIRST:    to Indenture Trustee for amounts due pursuant to Section 6.7; and

SECOND:    unless otherwise specified in the related Indenture Supplement, to Indenture Trustee for distribution in accordance with the related Indenture Supplement with such amounts being deemed to be Principal Collections and Finance Charge Collections in the same proportion as (x) the outstanding principal balance of the Notes bears to (y) the sum of the accrued and unpaid interest on the Notes and other fees and expenses payable in connection therewith under the applicable Indenture Supplement, including the amounts payable under any Enhancements with respect to such Series.

(c)    Indenture Trustee may, upon notification to Issuer, fix a record date and payment date for any payment to Noteholders of the affected Series pursuant to this Section 5.5. At least fifteen (15) days before such record date, Indenture Trustee shall mail or send by facsimile, at the expense of Servicer, to each such Noteholder a notice that states the record date, the payment date and the amount to be paid.

(d)    In addition to the application of money or property referred to in Section 5.5(b) for an accelerated Series, amounts then held in the Collection Account, Excess Funding Account or any Series Accounts for such Series and any amounts available under the Enhancement for such Series shall be used to make payments to the Holders of the Notes of such Series and the Enhancement Provider for such Series in accordance with the terms of this Indenture, the related Indenture Supplement and the Enhancement for such Series. Following the sale of any Principal Receivables and related Finance Charge Receivables pursuant to Section 5.5(a)(iii) (or interests therein) for a Series and the application of the proceeds of such sale to such Series and the application of the amounts then held in the Collection Account, the Excess Funding Account and any Series Accounts for such Series as are allocated to such Series and any amounts available under the Enhancement for such Series, such Series shall no longer be entitled to any allocation of Collections or other property constituting the Collateral under this Indenture.

Section 5.6    Optional Preservation of the Collateral. If the Notes of any Series have been declared to be due and payable under Section 5.3 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, and Indenture Trustee has not received directions from the Noteholders pursuant to Section 5.12, Indenture Trustee may, but need not, elect to maintain possession of the portion of the Collateral which secures such Notes and apply proceeds of the Collateral to make payments on such Notes to the extent such proceeds are available therefor. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Collateral. In determining whether to maintain possession of the Collateral, Indenture Trustee may, but need not, obtain and conclusively rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose.

Section 5.7    Limitation on Suits. No Noteholder shall have any right to institute any proceedings, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

(a)    the Holders of Notes representing not less than 25% of the principal balance of the Outstanding Notes of each affected Series have made written request to Indenture Trustee to institute such proceeding in its own name as indenture trustee;

(b)    such Noteholder or Noteholders has previously given written notice to Indenture Trustee of a continuing Event of Default;

(c)    such Noteholder or Noteholders has offered to Indenture Trustee indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

(d)    Indenture Trustee for sixty (60) days after its receipt of such request and offer of indemnity has failed to institute any such Proceeding; and

(e)    no direction inconsistent with such written request has been given to Indenture Trustee during such 60-day period by the Holders of Notes representing more than 50% of the principal balance of the Outstanding Notes of each affected Series;

it being understood and intended that no one or more Noteholders of the affected Series shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholders of such Series or to obtain or to seek to obtain priority or preference over any other Noteholders of such Series or to enforce any right under this Indenture, except in the manner herein provided.

In the event Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two (2) or more groups of Noteholders of such affected Series, each representing no more than 50% of the principal balance of the Outstanding Notes of such Series, Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

Section 5.8    Unconditional Rights of Noteholders to Receive Principal and Interest. Notwithstanding any other provision in this Indenture, each Noteholder shall have the right which is absolute and unconditional to receive payment of the principal of and interest in respect of such Note as such principal and interest becomes due and payable and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Noteholder.

Section 5.9    Restoration of Rights and Remedies. If Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned, or has been determined adversely to Indenture Trustee or to such Noteholder, then and in every such case Issuer, Indenture Trustee and the Noteholder shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

Section 5.10    Rights and Remedies Cumulative. Except as specified in Section 5.5(a), no right, remedy, power or privilege herein conferred upon or reserved to Indenture Trustee or to the Noteholders is intended to be exclusive of any other right, remedy, power or privilege, and every right, remedy, power or privilege shall, to the extent permitted by law, be cumulative and in addition to every other right, remedy, power or privilege given hereunder or now or hereafter existing at law or in equity or otherwise. Except as specified in Section 5.5(a) above, assertion or exercise of any right or remedy shall not preclude any other further assertion or the exercise of any other appropriate right or remedy.

Section 5.11    Delay or Omission Not Waiver. No failure to exercise and no delay in exercising, on the part of Indenture Trustee or of any Noteholder or other Person, any right or remedy occurring hereunder upon any Event of Default shall impair any such right or remedy or constitute a waiver thereof of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by Indenture Trustee or by the Noteholders, as the case may be.

Section 5.12    Rights of Noteholders to Direct Indenture Trustee. The Holders of Notes representing more than 50% of the principal balance of the Outstanding Notes of any affected Series shall have the right to direct in writing the time, method and place of conducting any Proceeding for any remedy available to Indenture Trustee with respect to such Series or exercising any trust or power conferred on Indenture Trustee with respect to such Series; provided, however, that subject to Section 6.1 Indenture Trustee shall have the right to decline any such direction if:

(a)    Indenture Trustee, after being advised by counsel, determines that the action so directed is in conflict with any rule of law or with this Indenture;

(b)    Indenture Trustee in good faith shall, by a Responsible Officer of Indenture Trustee, determine that the Proceedings so directed would be illegal or involve Indenture Trustee in personal liability or be unjustly prejudicial to the Noteholders not parties to such direction; or

(c)    Indenture Trustee reasonably believes it will not be adequately indemnified against the costs, expenses and liabilities which might be incurred by it in complying with the action so directed.

Section 5.13    Waiver of Past Defaults. Prior to the declaration of the acceleration of the maturity of the Notes of the affected Series as provided in Section 5.3, Holders of Notes representing more than 50% of the principal balance of the Outstanding Notes of such Series (or with respect to any such Series with two or more Classes, of each Class), may, on behalf of all such Noteholders, waive in writing any past default, with written notice to Indenture Trustee, with respect to such Notes and its consequences, except a default:

(a)    in the payment of the principal or interest in respect of any Note of such Series, or

(b)    in respect of a covenant or provision hereof that under Section 10.2 cannot be modified or amended without the consent of the Noteholder of each Outstanding Note affected;

which, in the case of either clause (a) or (b), can only be waived by all Noteholders of each affected Series. Upon any such written waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 5.14    Undertaking for Costs. All parties to this Indenture agree, and each Noteholder by its acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant (other than Indenture Trustee) in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.14 shall not apply to any suit instituted by Indenture Trustee, to any suit instituted by any Noteholder, or group of Noteholders (in compliance with Section 5.8), holding Notes representing more than 10% of the principal balance of the Outstanding Notes of the affected Series, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal or interest in respect of any Note on or after the Distribution Date on which any of such amounts was due (or, in the case of redemption, on or after the applicable Redemption Date).

Section 5.15    Waiver of Stay or Extension Laws. Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may adversely affect the covenants or the performance of this Indenture; and Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 5.16    Sale of Receivables.

(a)    The method, manner, time, place and terms of any sale of Receivables (or interests therein) pursuant to Section 5.5(a)(iii) shall be commercially reasonable. Indenture Trustee may from time to time postpone any sale by public announcement made at the time and place of such sale. Indenture Trustee hereby expressly waives its right to any amount fixed by law as compensation for any sale.

(b)    Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of Issuer in connection with any sale of Receivables pursuant to Section 5.5(a)(iii). No purchaser or transferee at any such sale shall be bound to ascertain Indenture Trustee’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

(c)    In its exercise of the foreclosure remedy pursuant to Section 5.5(a)(iii), Indenture Trustee shall solicit, or cause to be solicited, bids for the sale of Principal Receivables (or interests therein) in any amount equal to the Collateral Amount of the affected Series of Notes at the time of sale and the related Finance Charge Receivables (or interests therein). Indenture Trustee shall sell, or cause to be sold, such Receivables (or interests therein) to the bidder with the highest cash purchase offer. The proceeds of any such sale shall be applied as specified in the applicable Indenture Supplement.

Section 5.17    Action on Notes. Indenture Trustee’s right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking or obtaining of or application for any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by Indenture Trustee against Issuer or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the assets of Issuer. Any money or property collected by Indenture Trustee shall be applied as specified in the applicable Indenture Supplement.

ARTICLE VI

INDENTURE TRUSTEE

Section 6.1    Duties of Indenture Trustee.

(a)    If an Event of Default has occurred and is continuing and a Responsible Officer shall have actual knowledge or written notice of such Event of Default, Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.

(b)    Except during the continuance of an Event of Default of which a Responsible Officer has actual knowledge or written notice:

(i)    Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against Indenture Trustee; and

(ii)    in the absence of bad faith or negligence on its part, Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to Indenture Trustee and conforming to the requirements of this Indenture; provided, however, Indenture Trustee, upon receipt of any resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to Indenture Trustee which are specifically required to be furnished pursuant to any provision of this Indenture or any Indenture Supplement, shall examine them to determine whether they substantially conform to the requirements of this Indenture or any Indenture Supplement but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein.

(c)    No provision of this Indenture shall be construed to relieve Indenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

(i)    this Section 6.1(c) shall not be construed to limit the effect of Section 6.1(a);

(ii)    Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that Indenture Trustee was negligent in ascertaining the pertinent facts; and

(iii)    Indenture Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the Indenture and/or the direction of the Holders of Notes or for exercising any trust or power conferred upon Indenture Trustee, under this Indenture. Indenture Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Servicer, Transferor or the Issuer in compliance with the terms of this Indenture or any Indenture Supplement.

(d)    No provision of this Indenture shall require Indenture Trustee to expend or risk its own funds or otherwise incur any liability, financial or otherwise, in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not reasonably assured to it.

(e)    Every provision of this Indenture that in any way relates to Indenture Trustee is subject to this Section 6.1.

(f)    Except as expressly provided in this Indenture, Indenture Trustee shall have no power to vary the Collateral, including by (i) accepting any substitute payment obligation for a Receivable initially transferred to the Issuer under the Transfer Agreement, (ii) adding any other investment, obligation or security to the Issuer or (iii) withdrawing from Issuer any Receivable (except as otherwise provided in the Transfer Agreement).

(g)    Indenture Trustee shall have no responsibility or liability for investment losses on Eligible Investments (other than Eligible Investments on which the institution acting as Indenture Trustee is an obligor). Indenture Trustee shall have no obligation to invest and reinvest any cash held in the absence of timely and specific written investment direction from Issuer. In no event shall Indenture Trustee be liable for the selection of investments or for investment losses incurred thereon. Indenture Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity or the failure of Issuer to provide timely written investment direction.

(h)    Indenture Trustee shall notify each Rating Agency promptly of the occurrence of any Event of Default or Early Amortization Event of which a Responsible Officer of Indenture Trustee has actual knowledge of or has written notice from Servicer.

(i)    For all purposes under this Indenture, Indenture Trustee shall not be deemed to have notice or knowledge of any Event of Default, Early Amortization Event or Servicer Default unless a Responsible Officer assigned to and working in the Corporate Trust Office of Indenture Trustee has actual knowledge thereof or has received written notice thereof. For purposes of determining Indenture Trustee’s responsibility and liability hereunder, any reference to an Event of Default, Early Amortization Event or Servicer Default shall be construed to refer only to such event of which Indenture Trustee is deemed to have notice as described in this Section 6.1(i).

(j)    Without limiting the generality of this Section 6.1 and subject to the other provisions of this Indenture, the Indenture Trustee shall have no duty (i) to see to any recording, filing or depositing of this Indenture or any agreement referred to herein, or to see to the maintenance of any such recording or filing or depositing or to any recording, refiling or redepositing of any thereof or to see to the validity, perfection, continuation, or value of any lien or security interest created herein or under any other Transaction Document, (ii) to see to the payment or discharge of any tax, assessment or other governmental Lien owing with respect to, assessed or levied against any part of the Issuer, (iii) to confirm or verify the contents of any reports or certificates delivered to the Indenture Trustee pursuant to this Indenture or the Servicing Agreement believed by the Indenture Trustee to be genuine and to have been signed or presented by the proper party or parties, (iv) to determine whether any Receivable is an Eligible Receivable or to inspect the Receivables at any time or ascertain or inquire as to the performance or observance of any of the Issuer’s, the Transferor’s or the Servicer’s representations, warranties or covenants under the Transaction Documents, or (v) the acquisition or maintenance of any insurance.

(k)    The Indenture Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Issuer, the Servicer and/or a specified percentage of Noteholders under circumstances in which such direction is required or permitted by the terms of this Indenture or other Transaction Document.

Section 6.2    Notice of Early Amortization Event or Event of Default. Upon the occurrence of any Early Amortization Event or Event of Default of which a Responsible Officer has actual knowledge or has received written notice thereof, Indenture Trustee shall transmit by mail to all Noteholders as their names and addresses appear on the Note Register and the Rating Agencies, notice of such Early Amortization Event or Event of Default hereunder known to Indenture Trustee within thirty (30) days after it occurs or within ten (10) Business Days after it receives such notice or obtains actual notice, if later.

Section 6.3    Rights of Indenture Trustee. Except as otherwise provided in Section 6.1:

(a)    Indenture Trustee may conclusively rely and shall fully be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, judgement, bond, note, other evidence of indebtedness or other paper or document (whether in its original or facsimile form) reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties not only as to due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein;

(b)    whenever in the administration of this Indenture the Indenture Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, Indenture Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officer’s Certificate of Issuer. Issuer shall provide a copy of such Officer’s Certificate to the Noteholders at or prior to the time Indenture Trustee receives such Officer’s Certificate;

(c)    as a condition to the taking, suffering or omitting of any action by it hereunder, Indenture Trustee may consult with counsel of its own selection, and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in-good faith and in reliance thereon;

(d)    Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture or to honor the request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders shall have offered to Indenture Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(e)    Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, judgement, bond, note, other evidence of indebtedness or other paper or document, but Indenture Trustee at the written direction of one or more of the Noteholders and at the expense of the Noteholders, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if Indenture Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of Issuer and Servicer at the expense if the Servicer, personally or by agent or attorney and shall incur no liability of any kind by reason of such inquiry or investigation;

(f)    Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees and Indenture Trustee shall not be responsible for any (i) misconduct or negligence on the part of any agent, attorney, custodians or nominees appointed with due care by it hereunder or (ii) the supervision of such agents, attorneys, custodians or nominees after such appointment with due care;

(g)    Indenture Trustee shall not be liable for any actions taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights conferred upon Indenture Trustee by this Indenture;

(h)    in the event that Indenture Trustee is also acting as Paying Agent and Transfer Agent and Registrar and Successor Servicer, if it becomes Successor Servicer pursuant to Section 4.3 of the Servicing Agreement, the rights and protections afforded to Indenture Trustee pursuant to this Article VI shall also be afforded to such Paying Agent and Transfer Agent and Registrar and Successor Servicer, if it becomes Successor Servicer pursuant to Section 4.3 of the Servicing Agreement;

(i)    the permissive rights of the Indenture Trustee to do things enumerated in this Indenture shall not be construed as duties;

(j)    in no event shall the Indenture Trustee be responsible or liable for special, indirect, punitive, incidental or consequential loss or damage of any kind whatsoever (including, but not limited to loss of profit) irrespective of whether the Indenture Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action;

(k)    the Indenture Trustee shall not be required to give any bond or surety in respect of the execution of the trusts and powers under this Indenture;

(l)    the Indenture Trustee shall not be responsible or liable for any failure or delay in the performance of its obligations under this Indenture arising out of or caused, directly or indirectly, by circumstances beyond its control, including without limitation, any act or provision of any present or future law or regulation or governmental authority; acts of God; earthquakes; fires; floods; wars; terrorism; civil or military disturbances; sabotage; epidemics; riots; interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications service; accidents; labor disputes; acts of civil or military authority or governmental actions; or the unavailability of the Federal Reserve Bank wire or other wire or communication facility; so long as the Indenture Trustee takes reasonable corrective actions under the circumstances;

(m)    the Indenture Trustee shall have no duty to make, arrange or ensure the completion of any recording, filing or registration of any instrument or other document (including any UCC financing statements), or any amendments, continuation statements or supplements to any of said instruments, or to determine if any such instrument or other document is in a form suitable for recording, filing or registration, and the Indenture Trustee shall not have any duty to make, arrange or ensure the completion of the payment of any fees, charges or taxes in connection therewith. In addition, the Indenture Trustee shall have no responsibility or liability

(i) in connection with the acts or omissions of the Issuer, the Administrator or any other Person in respect of the foregoing or (ii) for or with respect to the legality, validity and enforceability of any security interest created or the perfection and priority of such security interest;

(n)    the Indenture Trustee shall not be responsible for or have any liability for the collection of any Receivables or the recoverability of any amounts from an Obligor or any other Person owing any amounts as a result of any Receivables, including after any default of any Obligor or any other such Person;

(o)    the Indenture Trustee shall not be liable for failing to comply with its obligations under this Indenture or any other related document in so far as the performance of such obligations is dependent upon the timely receipt of instructions and/or other information from any other Person which are not received or not received by the time required;

(p)    the Indenture Trustee shall be fully justified in failing or refusing to take any action under this Indenture or any other related document if such action would, in the reasonable opinion of the Indenture Trustee, in good faith (which may be based on the advice or opinion of counsel), be contrary to applicable Law, this Indenture or any other related document; provided that the Indenture Trustee’s conduct does not constitute willful misconduct, negligence or bad faith; and

(q)    the Indenture Trustee shall have no obligation or duty to determine or otherwise monitor any Person’s compliance with Regulation RR or any other laws, rules or regulations of any other jurisdiction related to risk retention.

Section 6.4    Not Responsible for Recitals or Issuance of Notes. The recitals contained herein and in the Notes, except the certificate of authentication of Indenture Trustee, shall be taken as the statements of Issuer, and Indenture Trustee assumes no responsibility for their correctness. Neither Indenture Trustee nor any of its agents makes any representation as to the validity or sufficiency of this Indenture, the Notes, or any related document. Indenture Trustee shall not be accountable for the use or application by Issuer of the proceeds from the Notes.

Section 6.5    Restrictions on Holding Notes. Indenture Trustee shall not in its individual capacity, but may in a fiduciary capacity, become the owner or pledgee of Notes and may otherwise deal with Issuer with the same rights it would have if it were not Indenture Trustee, Paying Agent, Transfer Agent and Registrar or such other agent. Any Paying Agent, Transfer Agent and Registrar that is not also Indenture Trustee or any other agent of Issuer, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with Issuer with the same rights it would have if it were not Paying Agent, Transfer Agent and Registrar or such other agent.

Section 6.6    Money Held in Trust by Indenture Trustee. Money held by Indenture Trustee in trust hereunder need not be segregated from other funds held by Indenture Trustee in trust hereunder except to the extent required herein or required by law. Indenture Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed upon in writing by Indenture Trustee and Issuer.

Section 6.7    Compensation, Reimbursement and Indemnification. Servicer shall pay to Indenture Trustee, or the Authenticating Agent, as applicable, from time to time reasonable compensation for all services rendered by Indenture Trustee or the Authenticating Agent, as applicable as shall be agreed in writing by the Servicer and the Indenture Trustee or the Authenticating Agent under this Agreement (which compensation shall not be limited by any law on compensation of a trustee of an express trust). Servicer shall reimburse Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of Indenture Trustee’s agents, counsel, accountants and experts. Issuer shall direct Servicer to indemnify, defend and hold harmless, and Servicer shall indemnify Indenture Trustee and its officers, directors, employees and agents against any and all loss, liability, expense, damage or claim (including the fees of either in-house counsel or outside counsel) incurred by it in connection with the administration of this trust and the performance of its duties hereunder and under any other Transaction Document whether brought by any party to this Indenture or any third party, including any claim arising from any failure by Issuer or Transferor to pay when due any sales, excise, transfer or personal taxes relating to the Receivables and including those with respect to enforcement of its right to indemnity hereunder. Indenture Trustee shall notify Issuer and Servicer promptly of any claim for which it may seek indemnity. Failure by Indenture Trustee to so notify Issuer and Servicer of a claim of which a Responsible Officer has received written notice shall not relieve Issuer or Servicer of its obligations hereunder unless such loss, liability or expense could have been avoided with such prompt notification and then only to the extent of such loss, expense or liability which could have been so avoided. Servicer shall defend any claim against Indenture Trustee, Indenture Trustee may have separate counsel and, if it does, Servicer shall pay the fees and expenses of such counsel. The Servicer will not be liable for any settlement of any claim or action effected without its prior written consent, which consent will not be unreasonably withheld, conditioned or delayed. Neither Issuer nor Servicer need reimburse any expense or indemnify against any loss, liability or expense determined by a court of competent jurisdiction to have been caused by Indenture Trustee through Indenture Trustee’s own willful misconduct or negligence.

Servicer’s payment obligations to Indenture Trustee pursuant to this Section 6.7 shall survive the repayment of the Notes, the discharge of this Indenture or earlier resignation or removal of Indenture Trustee. When Indenture Trustee incurs expenses after the occurrence of an Event of Default specified in Section 5.2(c) or 5.2(d) with respect to Issuer, the expenses are intended to constitute administrative expenses for purposes of priority under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

To secure Servicer’s and Issuer’s payment obligations in this Section 6.7, Indenture Trustee shall have a lien prior to the Notes on all money or property held or collected by Indenture Trustee, in its capacity as Indenture Trustee, except money or property held in trust to pay principal of, or interest on, the Notes.

Section 6.8    Replacement of Indenture Trustee. No resignation or removal of Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.8. Indenture Trustee may resign at any time by giving thirty (30) days written notice to Issuer and the Rating Agencies. The Holders of Notes representing more than 66 2/3% of the Outstanding Amount of all Series may remove Indenture Trustee by so notifying Indenture Trustee in writing and may appoint a successor Indenture Trustee. Administrator shall remove Indenture Trustee upon written notice if:

(i)    Indenture Trustee fails to comply with Section 6.11;

(ii)    Indenture Trustee is adjudged a bankrupt or insolvent;

(iii)    a receiver of Indenture Trustee or of its property shall be appointed, or any public officer takes charge of Indenture Trustee or its property or its affairs for the purpose of rehabilitation, conservation or liquidation; or

(iv)    Indenture Trustee otherwise becomes legally unable to act.

If Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), Administrator shall promptly appoint a successor Indenture Trustee.

A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee, Servicer and to Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee, subject to the payment of any and all amounts then due and owing to Indenture Trustee.

If a successor Indenture Trustee does not take office within sixty (60) days after the retiring Indenture Trustee gives notice of resignation or is removed, the retiring Indenture Trustee, Issuer or any Holders of Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

If Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of Indenture Trustee and the appointment of a successor Indenture Trustee.

Notwithstanding the replacement of Indenture Trustee pursuant to this Section 6.8, Issuer’s obligations under Section 6.7 shall continue for the benefit of the retiring Indenture Trustee.

Administrator shall notify the Rating Agencies of any replacement of Indenture Trustee pursuant to this Section 6.8.

Section 6.9    Successor Indenture Trustee by Merger. If Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee; provided that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11. Indenture Trustee shall provide the Rating Agencies prior written notice of any such transaction.

In case at the time such successor or successors by merger, conversion, consolidation or transfer to Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to Indenture Trustee may adopt the certificate of authentication of any predecessor Indenture Trustee and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to Indenture Trustee may authenticate such Notes in the name of the successor to Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of Indenture Trustee shall have.

Section 6.10    Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

(a)    Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Collateral may at the time be located, Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Collateral, and to vest in such Person or

Persons, in such capacity and for the benefit of the Noteholders, such title to the Collateral, or any part hereof, and, subject to the other provisions of this Section 6.10, such powers, duties, obligations, rights and trusts as Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.8.

(b)    Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i)    all rights, powers, duties and obligations conferred or imposed upon Indenture Trustee shall be conferred or imposed upon and exercised or performed by Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Collateral or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of Indenture Trustee;

(ii)    no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder;

(iii)    Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee; and

(iv)    Indenture Trustee shall not be liable for any act or failure to act on the part of any separate trustee or co-trustee.

(c)    Any notice, request or other writing given to Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, Indenture Trustee. Every such instrument shall be filed with Indenture Trustee.

(d)    Any separate trustee or co-trustee may at any time constitute Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 6.11    Eligibility; Disqualification. Indenture Trustee shall at all times satisfy the requirements of TIA §310(a). Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and either its long-term unsecured debt shall be rated at least Baa3 by Moody’s and BBB- by Standard & Poor’s or its short-term debt shall be rated at least P-3 by Moody’s and A-3 by Standard & Poor’s. Indenture Trustee shall comply with TIA §310(b), including the optional provision permitted by the second sentence of TIA §310(b)(9); provided, however, that there shall be excluded from the operation of TIA §310(b)(1) any indenture or indentures under which other securities of Issuer are outstanding if the requirements for such exclusion set forth in TIA §310(b)(1) are met.

Section 6.12    Preferential Collection of Claims Against. Indenture Trustee shall comply with TIA §311(a), excluding any creditor relationship listed in TIA §311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA §311(a) to the extent provided therein.

Section 6.13    Representations and Covenants of Indenture Trustee. Indenture Trustee represents, warrants and covenants that:

(i)    Indenture Trustee is a national banking association duly organized and existing under the laws of the United States;

(ii)    Indenture Trustee has full power and authority to deliver and perform this Indenture and has taken all necessary action to authorize the execution, delivery and performance by it of this Indenture and other Transaction Documents to which it is a party; and

(iii)    Each of this Indenture and the other Transaction Documents to which it is a party has been duly executed and delivered by Indenture Trustee and constitutes its legal, valid and binding obligation in accordance with its terms.

Section 6.14    Custody of the Collateral. The Issuer shall cause such of the Collateral (and any other collateral that may be granted to the Indenture Trustee) as consists of instruments, certificated securities, negotiable documents, money, goods, or tangible chattel paper to the extent that they are required by this Indenture to be delivered in physical form, to be delivered to the Indenture Trustee in the State of Minnesota. The Issuer shall cause such of the Collateral (and any other collateral that may be granted to the Indenture Trustee) as constitutes investment property (other than certificated securities) to be held through a securities intermediary, which securities intermediary shall agree in writing with the Indenture Trustee and the Issuer that (I) such investment property shall at all times be credited to a securities account of the Indenture Trustee, (II) such securities intermediary shall treat the Indenture Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (III) all property credited to such securities account shall be treated as a financial asset, (IV) such securities intermediary shall comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (V) such securities intermediary will not agree with any person or entity other than the Indenture Trustee to comply with entitlement orders originated by any person or entity other than the Indenture Trustee, (VI) such securities account and the property credited thereto shall not be subject to any lien, security interest, encumbrance, claim, or right of set-off in favor of such securities intermediary or anyone claiming through it (other than the Indenture Trustee), (VII) such agreement shall be governed by the laws of the State of New York, and (VIII) the State of New York shall be the “securities intermediary’s jurisdiction” of such securities intermediary for purposes of the New York UCC. The Issuer shall cause such of the Collateral (and any other collateral that may be granted to the Indenture Trustee) as constitutes a deposit account to be held through a bank, which bank shall agree in writing with the Indenture Trustee and the Issuer that (i) such bank shall comply with instructions originated by the Indenture Trustee directing disposition of the funds in the deposit account without further consent of any other person or entity, (ii) such bank will not agree with any person or entity other than the Indenture Trustee to comply with instructions originated by any person or entity other than the Indenture Trustee, (iii) such deposit account and the money on deposit therein shall not be subject to any lien, security interest, encumbrance, claim, or right of set-off in favor of such bank or anyone claiming through it (other than the Indenture Trustee),

(iv) such agreement shall be governed by the laws of the State of New York, and (v) the State of New York shall be the “bank’s jurisdiction” of such bank for purposes of Article 9 of the New York UCC.

Section 6.15    Confidentiality. The Indenture Trustee hereby agrees: (a) not to disclose to any Person any Account Numbers or any other information contained in any Account Schedule, or any other consumer information related to the Accounts which meets the definition of “Non-Public Personal Information” under the Gramm-Leach-Bliley Act (“GLB Act”) and its implementing regulations (the “Privacy Regulations”) (collectively, the "Consumer Information"), except (i) to a Successor Servicer or as required by a Requirement of Law applicable to the Indenture Trustee, or (ii) in connection with the performance of the Indenture Trustee’s duties hereunder, (b) to take such measures as shall be reasonably requested by the Transferor to protect and maintain the security and confidentiality of such information, (c) to comply with and cause its Affiliates and subcontractors to comply with the GLB Act and the Privacy Regulations (to the extent applicable to any of them) in their handling of the Consumer Information and to maintain (and cause such Affiliates and subcontractors to maintain) applicable physical, electronic and procedural safeguards that comply with the GLB Act and the Privacy Regulations (and any other similar requirements adopted by any Regulatory Authority having authority over the Indenture Trustee) with respect to all Consumer Information in its possession (and in connection therewith, the Indenture Trustee shall allow the Transferor or its duly authorized representatives to inspect the Indenture Trustee’s policies and procedures to ensure compliance with the terms of this Section 6.15 as they specifically relate to the Indenture or otherwise to its activities as the Indenture Trustee from time to time during normal business hours upon prior written notice), and (d) not to use any Account Schedule information or other Consumer Information for any purpose other than the transactions contemplated hereby (including, without limitation, to compete, directly or indirectly, with the Transferor, any Account Originator or their respective Affiliates, or in any manner prohibited by the GLB Act and the Privacy Regulations). The Indenture Trustee shall promptly notify the Transferor of any request received by the Indenture Trustee to disclose any Consumer Information, which notice shall in any event be provided no later than five (5) Business Days prior to disclosure of any such information unless the Indenture Trustee is compelled pursuant to a Requirement of Law to disclose such information prior to the date that is five (5) Business Days after the giving of such notice. Nothing contained herein shall be deemed to restrict in any manner any disclosure of the tax treatment or tax structure of the transaction (as defined in Section 1.6011-4 of the Treasury Regulations and applicable state and local law) or any materials relating to such tax treatment and tax structure. The Indenture Trustee will promptly report to, and cooperate with the Servicer, Transferor and Administrator in investigating, any security breaches, lapses or vulnerabilities that have resulted in the disclosure of Consumer Information to any Person (except for any disclosures permitted by this Section 6.15). The terms of this Section 6.15 shall survive the termination of this Master Indenture.

ARTICLE VII

NOTEHOLDERS’ LIST AND REPORTS BY
INDENTURE TRUSTEE AND ISSUER

Section 7.1    Issuer to Furnish Indenture Trustee Names and Addresses of Noteholders. Issuer will furnish or cause to be furnished to Indenture Trustee (a) upon each transfer of a Note, a list, in such form as Indenture Trustee may reasonably require, of the names, addresses and taxpayer identification numbers of the Noteholders as they appear on the Note Register as of such Record Date, and (b) at such other times, as Indenture Trustee may request in writing, within ten (10) days after receipt by Issuer of any such request, a list of similar form and content as of a date not more than ten (10) days prior to the time such list is furnished; provided, however, that for so long as Indenture Trustee is Transfer Agent and Registrar, Indenture Trustee shall furnish to Issuer such list in the same manner prescribed in clause (b) above.

Section 7.2    Preservation of Information; Communications to Noteholders.

(a)    Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders contained in the most recent list furnished to Indenture Trustee as provided in Section 7.1 and the names, addresses and taxpayer identification numbers of the Noteholders received by Indenture Trustee in its capacity as Transfer Agent and Registrar. Indenture Trustee may destroy any list furnished to it as provided in Section 7.1 upon receipt of a new list so furnished.

(b)    Noteholders may communicate, pursuant to TIA §312(b), with other Noteholders with respect to their rights under this Indenture or under the Notes.

(c)    Issuer, Indenture Trustee and Transfer Agent and Registrar shall have the protection of TIA §312(c).

Section 7.3    Reports by Issuer.

(a)    Issuer shall, following any registered offering of Notes under the Securities Act:

(i)    provide to Indenture Trustee, within fifteen (15) days after Issuer is required to file the same with the Commission or provide pursuant to Regulation AB, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act or provide pursuant to Regulation AB;

(ii)    provide to Indenture Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission, including Regulation AB, such additional information, documents and reports with respect to compliance by Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

(iii)    supply to Indenture Trustee (and Indenture Trustee shall make available to all Noteholders described in TIA §313(c)) such summaries of any information, documents and reports required to be filed or provided by Issuer pursuant to clauses (i) and (ii) of this Section 7.3(a) as may be required by rules and regulations prescribed from time to time by the Commission, including Regulation AB.

(b)    Unless Issuer otherwise determines, the fiscal year of Issuer shall end on December 31 of each year.

(c)    Delivery of such reports, information and documents to Indenture Trustee is for informational purposes only and Indenture Trustee’s receipt of such shall not constitute actual or constructive notice or knowledge of any information contained therein or determinable from information contained therein, including Issuer’s compliance with any of the covenants hereunder.

Section 7.4    TIA Reports by Indenture Trustee. If required by TIA §313(a), within sixty (60) days after each March 31 beginning with March 31, 2023, Indenture Trustee shall mail to each Noteholder as required by TIA §313(c) a brief report dated as of such date that complies with TIA §313(a). Indenture Trustee also shall comply with TIA §313(b).

If required by a Requirement of Law, a copy of each report at the time of its mailing to Noteholders shall be filed by Indenture Trustee with the Commission and each stock exchange, if any, on which the Notes are listed. Issuer shall notify Indenture Trustee if and when the Notes are listed on any stock exchange or delisted therefrom.

ARTICLE VIII

ALLOCATION AND APPLICATION OF COLLECTIONS

Section 8.1    Collection of Money. Except as otherwise expressly provided herein and in the related Indenture Supplement, Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by Indenture Trustee pursuant to this Indenture. Indenture Trustee shall hold all such money and property received by it in trust for the Noteholders and shall apply it as provided in this Indenture and the applicable Indenture Supplement. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under the Transfer Agreement, the Servicing Agreement or any other Transaction Document, Indenture Trustee may, and upon the written request of the Holders of Notes representing more than 50% of the principal balance of the Outstanding Notes of the affected Series shall, subject to Sections 6.1(e) and 6.3(d), take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim an Early Amortization Event or a Default or Event of Default under this Indenture and to proceed thereafter as provided in Article V.

Section 8.2    [Reserved].

Section 8.3    Establishment of Collection Account and Excess Funding Account.

Servicer, for the benefit of the Holders, shall establish and maintain in the name of Indenture Trustee two Eligible Deposit Accounts (the “Collection Account” and the “Excess Funding Account”), each bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Holders. The Collection Account and the Excess Funding Account shall initially be established with Indenture Trustee or an Affiliate thereof that is an Eligible Institution. Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Collection Account and the Excess Funding Account and in all proceeds thereof for the benefit of the Holders. The Collection Account and the Excess Funding Account shall be under the sole dominion and control of Indenture Trustee for the benefit of the Holders. Except as expressly provided in this Indenture, Indenture Trustee agrees that it shall have no right of set-off or banker’s lien against, and no right to otherwise deduct from, any funds held in the Collection Account or the Excess Funding Account for any amount owed to it by Issuer, any Holder or any Enhancement Provider. If at any time the Collection Account or the Excess Funding Account ceases to be an Eligible Deposit Account, Indenture Trustee (or Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which the Rating Agency Condition is satisfied) establish a new Eligible Deposit Account meeting the conditions specified above and transfer any cash or any investments from the affected account to such new account, and from the date such new account is established, it shall be the “Collection Account” or the “Excess Funding Account,” as the case may be.

Funds on deposit in the Collection Account and the Excess Funding Account shall, at the direction of Servicer, be invested by Indenture Trustee in Eligible Investments selected by

Servicer, except that funds on deposit in either such account on any Transfer Date need not be invested through the immediately following Distribution Date. All such Eligible Investments shall be held by Indenture Trustee for the benefit of the Holders pursuant to Section 6.14. Indenture Trustee shall maintain for the benefit of the Holders possession of the negotiable instruments or securities, if any, evidencing such Eligible Investments. Investments of funds representing Collections collected during any Monthly Period shall be invested in Eligible Investments that will mature so that all funds will be available at the close of business on the Transfer Date following such Monthly Period. No Eligible Investment shall be disposed of prior to its maturity unless Servicer so directs and either (i) such disposal will not result in a loss of all or part of the principal portion of such Eligible Investment or (ii) prior to the maturity of such Eligible Investment, a default occurs in the payment of principal, interest or any other amount with respect to such Eligible Investment. On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Collection Account and the Excess Funding Account shall be treated as Collections of Finance Charge Receivables with respect to the last day of the related Monthly Period, except as otherwise specified in any Indenture Supplement. For purposes of determining the availability of funds or the balances in the Collection Account or the Excess Funding Account for any reason under this Agreement, all investment earnings net of investment expenses and losses on such funds shall be deemed not to be available or on deposit. In no event shall Indenture Trustee be liable for the selection of investments or for investment losses incurred thereon. Indenture Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any such investment prior to its stated maturity or the failure of the party directing such investment to provide timely written investment direction. Indenture Trustee shall have no obligation to invest or reinvest any amounts held hereunder in the absence of such written investment direction.

Unless otherwise directed by Servicer, the Issuer may direct funds on deposit in the Excess Funding Account will be withdrawn and paid to Transferor on any day to the extent that an Asset Deficiency does not exist on such day. On any Transfer Date on which one or more Series is in an Amortization Period, Servicer shall determine the aggregate amounts of Principal Shortfalls, if any, with respect to each such Series that is a Principal Sharing Series (after giving effect to the allocation and payment provisions in the Indenture Supplement with respect to each such Series), and Servicer shall instruct Indenture Trustee to withdraw such amount from the Excess Funding Account on such Transfer Date and allocate such amount among each such Series as specified for Shared Principal Collections in each related Indenture Supplement.

Section 8.4    Collections and Allocations.

(a)    Servicer shall instruct Indenture Trustee to apply all funds on deposit in the Collection Account as described in this Article VIII and in each Indenture Supplement. Except as otherwise provided below and in each Indenture Supplement, Servicer shall deposit Collections into the Collection Account no later than the second Business Day following the Date of Processing of such Collections. Except as otherwise required by any Indenture Supplement, an Account Originator may permit or require payments owed by any Merchant with respect to In-Store Payments to be netted against amounts owed by that Account Originator to that Merchant, and the Account Originator or Servicer shall deposit into the Collection Account on each Business Day an amount equal to the aggregate amount of In-Store Payments netted against amounts owed by that Account Originator to the various Merchants on that Business Day.

Subject to the express terms of any Indenture Supplement, but notwithstanding anything else in this Indenture to the contrary, (1) the Servicer will only be required to deposit Collections into the Collection Account up to the aggregate amount of Collections required to be deposited into any Series Account or, without duplication, distributed on or prior to the related Transfer Date to Noteholders or to any Enhancement Provider pursuant to the terms of any Indenture Supplement or agreement whereby the Enhancement is provided, and (2) if at any time prior to such Transfer Date the amount of Collections deposited in the Collection Account exceeds the amount described in clause (1) of this paragraph, the Servicer will be permitted to direct the Indenture Trustee to withdraw such excess from the Collection Account for distribution to the Transferor.

(b)    On each Date of Processing, Collections of Finance Charge Receivables and of Principal Receivables shall be allocated to each Series of Notes in accordance with the related Indenture Supplement. On each Determination Date, Defaulted Receivables will be allocated to each Series of Notes in accordance with the related Indenture Supplement.

(c)    Throughout the existence of Issuer, unless otherwise stated in any Indenture Supplement, on each Date of Processing Servicer shall allocate to Transferor an amount equal to the product of (A) the Transferor Percentage and (B) the aggregate amount of Collections allocated to Principal Receivables and Finance Charge Receivables, respectively, on that Date of Processing. Unless otherwise stated in any Indenture Supplement, neither Servicer nor Transferor need deposit any amounts allocated to Transferor pursuant to the foregoing into the Collection Account and shall pay, or be deemed to pay, such amounts as collected to Transferor.

The payments to be made to Transferor, pursuant to this Section 8.4(c) do not apply to deposits to the Collection Account or other amounts that do not represent Collections, including payment of the purchase price for Receivables pursuant to Section 2.4(e) of the Transfer Agreement and Section 2.3(n) of the Servicing Agreement, proceeds from the sale, disposition or liquidation of Receivables pursuant to Section 5.5 or payment of the purchase price for the Notes of a specific Series pursuant to the related Indenture Supplement.

Section 8.5    Shared Principal Collections. On each Business Day, Shared Principal Collections may, at the option of Transferor, be applied (or held in the Collection Account for later application) as principal with respect to any Variable Interest or, so long as either no Series is in an Amortization Period or no Series that is in an Amortization Period will have a Principal Shortfall on the related Transfer Date (assuming no Early Amortization Event occurs), withdrawn from the Collection Account and paid to Transferor; and on each Transfer Date, (a) Servicer shall allocate Shared Principal Collections not previously so applied or paid to each applicable Principal Sharing Series, pro rata, in proportion to the Principal Shortfalls, if any, with respect to each such Series, and any remainder may, at the option of Transferor, be applied as principal with respect to any Variable Interest and (b) Servicer shall direct the Indenture Trustee in writing to withdraw from the Collection Account and pay to Transferor any amounts representing Shared Principal Collections remaining after the allocations and applications referred to in clause (a).

Section 8.6    Excess Finance Charge Collections. On each Transfer Date, (a) for each Group, Servicer shall allocate the aggregate amount for all outstanding Series in such Group of the amounts which the related Indenture Supplements specify are to be treated as “Excess Finance Charge Collections” for such Transfer Date to each Series in such Group, pro rata, in proportion to the Finance Charge Shortfalls, if any, with respect to each such Series, and (b) Servicer shall on the related Distribution Date instruct Indenture Trustee in writing to withdraw from the Collection Account and pay to Transferor an amount equal to the excess, if any, of (x) the aggregate amount for all outstanding Series in a Group of the amounts which the related Indenture Supplements specify are to be treated as “Excess Finance Charge Collections” for such Distribution Date over (y) the aggregate amount for all outstanding Series in such Group which the related Indenture Supplements specify are “Finance Charge Shortfalls”, for such Distribution Date.

Section 8.7    Release of Collateral; Eligible Loan Documents.

(a)    Upon the written direction of Issuer, Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey Indenture Trustee’s interest in the same, in a manner and under circumstances which are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by Indenture Trustee as provided in this Article VIII shall be bound to ascertain Indenture Trustee’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

(b)    In order to facilitate the servicing of the Receivables by Servicer, Indenture Trustee upon Issuer Order shall authorize Servicer to execute in the name and on behalf of Indenture Trustee instruments of satisfaction or cancellation, or of partial or full release or discharge, and other comparable instruments with respect to the Receivables (and Indenture Trustee shall execute any such documents on written request of Servicer), subject to the obligations of Servicer under the Servicing Agreement.

(c)    Indenture Trustee shall, at such time as there are no Notes outstanding, release and transfer, without recourse, all of the Collateral that secured the Notes (other than any cash held for the payment of the Notes pursuant to Section 4.2). Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.7(c) only upon receipt of an Issuer Order accompanied by an Officer’s Certificate, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA §314(c) and 314(d)(1) meeting the applicable requirements of Section 12.1.

(d)    Notwithstanding anything to the contrary in this Indenture, the Transfer Agreement and the Trust Agreement, immediately prior to the release of any portion of the Collateral or any funds on deposit in the Series Accounts pursuant to this Indenture, Indenture Trustee shall at the written request of Issuer remit to Transferor for its own account any funds that, upon such release, would otherwise be remitted to Issuer.

Section 8.8    Opinion of Counsel. Indenture Trustee shall receive at least seven (7) days’ notice when requested by Issuer to take any action pursuant to Section 8.7(a), accompanied by copies of any instruments involved, and Indenture Trustee shall also be provided with, as a condition to such action, an Opinion of Counsel stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Collateral. Indenture Trustee and counsel rendering any such opinion may conclusively rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to Indenture Trustee in connection with any such action.

ARTICLE IX

DISTRIBUTIONS AND REPORTS TO NOTEHOLDERS

Distributions shall be made to, and reports shall be provided to, Noteholders as set forth in the applicable Indenture Supplement. The identity of the Noteholders with respect to distributions and reports shall be determined according to the immediately preceding Record Date.

ARTICLE X

SUPPLEMENTAL INDENTURES

Section 10.1    Supplemental Indentures Without Consent of Noteholders.

(a)    Without the consent of the Holders of any Notes but with prior notice to each Rating Agency with respect to the Notes of all Series rated by such Rating Agency, Issuer and Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which, to the extent required by the TIA, shall conform to the provisions of the TIA as in force at the date of the execution thereof), in form satisfactory to Indenture Trustee, for any of the following purposes:

(i)    to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

(ii)    to evidence the succession, in compliance with Section 3.11, of another person to Issuer, and the assumption by any such successor of the covenants of Issuer contained herein and in the Notes;

(iii)    to add to the covenants of Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon Issuer;

(iv)    to convey, transfer, assign, mortgage or pledge any property to or with Indenture Trustee;

(v)    to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided that such action shall not materially adversely affect the interests of the Holders of the Notes;

(vi)    to evidence and provide for the acceptance of the appointment hereunder by a successor indenture trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one indenture trustee, pursuant to the requirements of Article VI;

(vii)    to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA; or

(viii)    to provide for the issuance of one or more new Series of Notes, in accordance with the provisions of Section 2.11.

Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

(b)    Issuer and Indenture Trustee, when authorized by an Issuer Order, may, also without the consent of any Noteholders of any Series then Outstanding, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however that Transferor shall have (i) (A) satisfied the Rating Agency Condition with respect to the Notes of all Series or (B) delivered to the Owner Trustee and Indenture Trustee an Officer’s Certificate, dated the date of any such action, stating that all requirements for such amendments contained in the Agreement have been met and Transferor reasonably believes that such action will not have an Adverse Effect and (ii) delivered a Tax Opinion to the Owner Trustee and Indenture Trustee. The amendments which Transferor may make without the consent of Noteholders pursuant to the preceding sentence may include the addition of Receivables.

Section 10.2    Supplemental Indentures with Consent of Noteholders. Issuer and Indenture Trustee, when authorized by an Issuer Order, also may, with the consent of the Holders of Notes representing more than 50% of the principal balance of the Outstanding Notes of each adversely affected Series, by Act of such Holders delivered to Issuer and Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of such Noteholders under this Indenture; provided, however that no such supplemental indenture shall, without the consent of the Holder of each outstanding Note affected thereby:

(a)    reduce the interest rate or principal amount of any Note or delay the final maturity date of any Note;

(b)    reduce the percentage of the Outstanding Notes of any Series the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences as provided for in this Indenture;

(c)    reduce the percentage of the Outstanding Notes of any Series, the consent of the Holders of which is required to direct Indenture Trustee to sell or liquidate the Collateral if the proceeds of such sale would be insufficient to pay the principal amount and accrued but unpaid interest on the outstanding Notes of such Series;

(d)    decrease the percentage of the Outstanding Notes required to amend the sections of this Indenture which specify the applicable percentage of the Outstanding Notes of any Series necessary to amend the Indenture or any Transaction Documents which require such consent; or

(e)    modify or alter the provisions of this Indenture prohibiting the voting of Notes held by Issuer, any other Obligor on the Notes, a Transferor or any Affiliate thereof.

Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture, and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. Indenture Trustee shall not be liable for any such determination made in good faith.

Satisfaction of the Rating Agency Condition shall not be required with respect to the execution of any supplemental indenture pursuant to this Section 10.2 for which the consent of all of the adversely affected Noteholders is obtained; provided that prior notice of any such supplemental indenture shall be given to each Rating Agency.

It shall not be necessary for any Act of Noteholders under this Section 10.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Promptly after the execution by Issuer and Indenture Trustee of any supplemental indenture pursuant to this Section 10.2, Indenture Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates written notice setting forth in general terms the substance of such supplemental indenture. Any failure of Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

Section 10.3    Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article X or the modification thereby of the trusts created by this Indenture, Indenture Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and stating that all requisite consents have been obtained or that no consents are required and stating that such supplemental indenture or modification constitutes the legal, valid and binding obligation of Issuer in accordance with its terms. Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects Indenture Trustee’s own rights, duties, liabilities or immunities under this Indenture or otherwise.

Section 10.4    Effect of Supplemental Indenture. Upon the execution of any supplemental indenture under this Article X, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes, and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby. This Section 10.4 does not apply to Indenture Supplements.

Section 10.5    Conformity With Trust Indenture Act. Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article X shall conform to the requirements of the TIA as then in effect so long as this Indenture shall then be qualified under the TIA.

Section 10.6    Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article X may, and if required by Issuer shall, bear a notation in form approved by Indenture Trustee as to any matter provided for in such supplemental indenture. If Issuer shall so determine, new Notes so modified as to conform, in the opinion of Indenture Trustee and Issuer, to any such supplemental indenture may be prepared and executed by Issuer and authenticated and delivered by Indenture Trustee in exchange for the outstanding Notes.

ARTICLE XI

TERMINATION

Section 11.1    Termination of Issuer. Issuer and the respective obligations and responsibilities of Indenture Trustee created hereby (other than the obligation of Indenture Trustee to make payments to Noteholders as set forth herein and Section 12.16) shall terminate, except with respect to the duties described in Section 11.2(b), as provided in the Trust Agreement.

Section 11.2    Final Distribution.

(a)    Servicer shall give Indenture Trustee and the Rating Agencies at least thirty (30) days prior written notice of the Distribution Date on which the Noteholders of any Series or Class may surrender their Notes for payment of the final distribution on and cancellation of such Notes (or, in the event of a final distribution resulting from the application of Section 5.5, notice of such Distribution Date promptly after Servicer has determined that a final distribution will occur, if such determination is made less than thirty (30) days prior to such Distribution Date). Such notice shall be accompanied by an Officer’s Certificate setting forth the information specified in Section 2.10 of the Servicing Agreement covering the period during the then-current calendar year through the date of such notice. Not later than the fifth day of the month in which the final distribution in respect of such Series or Class is payable to Noteholders, Indenture Trustee shall provide notice to Noteholders of such Series or Class specifying (i) the date upon which final payment of such Series or Class will be made upon presentation and surrender of Notes of such Series or Class at the office or offices therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such payment date is not applicable, payments being made only upon presentation and surrender of such Notes at the office or offices therein specified. Indenture Trustee shall give such notice to Transfer Agent and Registrar and Paying Agent at the time such notice is given to Noteholders.

(b)    Notwithstanding a final distribution to the Noteholders of any Series or Class (or the termination of Issuer), except as otherwise provided in this paragraph, all funds then on deposit in the Collection Account and any Series Account allocated to such Noteholders shall continue to be held in trust for the benefit of such Noteholders, and Paying Agent or Indenture Trustee shall pay such funds to such Noteholders upon surrender of their Notes, if certificated (and any excess shall be paid in accordance with the terms of any Enhancement Agreement and the applicable Indenture Supplement). If all such Noteholders shall not surrender their Notes for cancellation within six (6) months after the date specified in the notice from Indenture Trustee described in paragraph (a), Indenture Trustee shall give a second notice to the remaining such Noteholders to surrender their Notes for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all such Notes shall not have been surrendered for cancellation, Indenture Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining such Noteholders concerning surrender of their Notes, and the cost thereof shall be paid out of the funds in the Collection Account or any Series Account held for the benefit of such Noteholders. Indenture Trustee and, upon the written request of Servicer, Paying Agent shall pay to Issuer any monies held by them for the payment of principal or interest that remains unclaimed for two (2) years. After payment to Issuer, Noteholders entitled to the money must look to Issuer for payment as general creditors unless an applicable abandoned property law designates another Person.

Section 11.3    Issuer’s Termination Rights. Upon the termination of Issuer pursuant to the terms of the Trust Agreement and upon the written direction of Issuer, Indenture Trustee shall assign and convey to the Holders of the Transferor Interest or any of their designees, without recourse, representation or warranty, all right, title and interest of Issuer in the Receivables, whether then existing or thereafter created, all monies due or to become due and all amounts received or receivable with respect thereto (including all moneys then held in the Collection Account or any Series Account) and all proceeds thereof, except for amounts held by Indenture Trustee pursuant to Section 11.2(b). Indenture Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be reasonably requested in writing by the Holders of the Transferor Interest to vest in the Holders of the Transferor Interest or any of their designees all right, title and interest which Indenture Trustee had in the Collateral and such other property.

ARTICLE XII

MISCELLANEOUS

Section 12.1    Compliance Certificates and Opinions etc.

(a)    Upon any application or request by Issuer to Indenture Trustee to take any action under any provision of this Indenture, Indenture Trustee shall be entitled to request that Issuer furnish to Indenture Trustee (i) an Officer’s Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section 12.1, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

Every certificate with respect to compliance with a condition or covenant provided for in this Indenture shall include:

(i)    a statement that each signatory of such certificate has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

(ii)    a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(iii)    a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

(b)    (1)    Prior to the deposit of any Collateral or other property or securities with Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, Issuer shall, in addition to any obligation imposed in subsection 12.1(a) or elsewhere in this Indenture, if required by the TIA, furnish to Indenture Trustee an Officer’s Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within ninety (90) days of such deposit) to Issuer of the Collateral or other property or securities to be so deposited.

(ii)    Whenever Issuer is required to furnish to Indenture Trustee an Officer’s Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, Issuer shall also deliver to Indenture Trustee (if required by the TIA) an Independent Certificate as to the same matters, if the fair value of Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then current fiscal year of Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the Outstanding Amount of the Notes, but such a certificate need not be furnished with respect to any securities so deposited if the fair value thereof to Issuer as set forth in the related Officer’s Certificate is less than $25,000 or less than one percent of the Outstanding Amount of the Notes.

(iii)    Other than with respect to the release of any Defaulted Receivables and Receivables in Removed Accounts, whenever any property or investment property is to be released from the lien of this Indenture, Issuer shall also furnish to Indenture Trustee, if required by the TIA, an Officer’s Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within ninety (90) days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

(iv)    Whenever Issuer is required to furnish to Indenture Trustee an Officer’s Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, Issuer shall also furnish to Indenture Trustee (if required by the TIA) an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property, other than Defaulted Receivables and Ineligible Receivables, or securities released from the lien of this Indenture since the commencement of the then current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the Outstanding Amount of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer’s Certificate is less than $25,000 or less than one percent of the then Outstanding Amount of the Notes.

(v)    Notwithstanding any other provision of this Section 12.1, Issuer may (A) collect, liquidate, sell or otherwise dispose of Receivables as and to the extent permitted or required by the Transaction Documents and (B) make cash payments out of the Series Accounts as and to the extent permitted or required by the Transaction Documents.

Section 12.2    Form of Documents Delivered to Indenture Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of a Responsible Officer of Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer’s certificate or opinion is based are erroneous. Any such certificate of a Responsible Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of Servicer, a Transferor, Issuer or Administrator, stating that the information with respect to such factual matters is in the possession of Servicer, a Transferor, Issuer or Administrator, unless such Responsible Officer or Counsel has actual knowledge that the certificate or opinion or representations with respect to such matters are erroneous.

Where any Person is required to make, give or execute two (2) or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Whenever in this Indenture, in connection with any application or certificate or report to Indenture Trustee, it is provided that Issuer shall deliver any document as a condition of the granting of such application, or as evidence of Issuer’s compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect Indenture Trustee’s right to conclusively rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

Section 12.3    Acts of Noteholders.

(a)    Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by their agents duly appointed in writing and satisfying any requisite percentages as to minimum number or dollar value of outstanding principal amount represented by such Noteholders; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to Indenture Trustee, and, where it is hereby expressly required, to Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of Indenture Trustee and Issuer, if made in the manner provided in this Section 12.3.

(b)    The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which Indenture Trustee deems sufficient.

(c)    The ownership of Notes shall be proved by the Note Register.

(d)    Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder (and any transferee thereof) of every Note issued upon the registration thereof in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by Indenture Trustee or Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

Section 12.4    Notices, Etc. to Indenture Trustee and Issuer. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by the Agreement to be made upon, given or furnished to, or filed with:

(a)    Indenture Trustee by any Noteholder or by Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to a Responsible Officer, by facsimile transmission or by other means acceptable to Indenture Trustee to or with Indenture Trustee at its Corporate Trust Office; or

(b)    Issuer by Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to Issuer addressed to it and received by its Owner Trustee at the Corporate Trust Office, or at any other address previously furnished in writing to Indenture Trustee by Issuer. A copy of each notice to Issuer shall be sent in writing and mailed, first-class postage prepaid, to Administrator at Comenity Capital Bank, 12921 South Vista Station Blvd., Suite 400, Draper, Utah 84020, Attention: President.

Section 12.5    Notices to Noteholders; Waiver. Where the Indenture or any Indenture Supplement provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed by registered or certified mail or first class postage prepaid or national overnight courier service to each Noteholder affected by such event, at its address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice which is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

Where this Indenture or any Indenture Supplement provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

In the event that, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture or any Indenture Supplement, then any manner of giving such notice as shall be satisfactory to Indenture Trustee shall be deemed to be a sufficient giving of such notice.

Where this Indenture or any Indenture Supplement provides for notice to any Rating Agency, failure to give such notice shall not affect any other rights or obligations created hereunder and shall not under any circumstance constitute a Default or Event of Default.

Section 12.6    Alternate Payment and Notice Provisions. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, Issuer, with the prior written consent of Indenture Trustee, may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by Indenture Trustee or any Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices. Issuer will furnish to Indenture Trustee a copy of each such agreement and, to the extent that the Indenture Trustee has previously consented thereto, Indenture Trustee will cause payments to be made and notices to be given in accordance with such agreements.

Section 12.7    Conflict with Trust Indenture Act. If this Indenture is required to be qualified under the TIA and any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the TIA, such required provision shall control. If this Indenture is required to be qualified under the TIA, the provisions of TIA §§310 through 317 that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) shall be deemed a part of and govern this Indenture, whether or not physically contained herein.

Section 12.8    Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 12.9    Successors and Assigns. All covenants and agreements in this Indenture by Issuer shall bind its successors and assigns, whether so expressed or not.

Section 12.10    Separability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 12.11    Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, Owner Trustee, Servicer and Transferor, any benefit.

Section 12.12    Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

Section 12.13    GOVERNING LAW; Waiver of Jury Trial.

(a)    THIS INDENTURE AND EACH NOTE SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(b)    Each of the parties hereto hereby irrevocably and unconditionally, to the extent permitted by applicable law, irrevocably waives all right of trial by jury in any action, proceeding or counterclaim based on, or arising out of, under or in connection with this Agreement, any other Transaction Document, or any matter arising hereunder or thereunder.

Section 12.14    Counterparts. This Indenture may be executed in any number of counterparts (and by different parties on separate counterparts), each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Each party agrees that this Indenture and any other documents to be delivered in connection herewith may be electronically signed, and that any electronic signatures appearing on this Indenture or such other documents are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility.

Section 12.15    Issuer Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of Issuer on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in Issuer, the Owner Trustee or Indenture Trustee or of any successor or assign of Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. The Notes will represent obligations solely of the Issuer and will not be insured or guaranteed by the Servicer, the Seller or any of its Affiliates, the Administrator, the Owner Trustee, the Indenture Trustee or any other Person or Governmental Authority (other than an Enhancement Provider, if any, as specified in the applicable Indenture Supplement). For all purposes of this Indenture, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles V, VI and VII of the Trust Agreement.

Section 12.16    No Petition. Indenture Trustee, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against Issuer, Transferor, or solicit or join or cooperate with or encourage any institution against Issuer, Transferor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Transaction Documents. The foregoing shall not limit the rights of Indenture

Trustee or Owner Trustee to file any claim in or otherwise take any action with respect to any insolvency proceeding that was instituted against Issuer by any Person other than Indenture Trustee or Owner Trustee.

Section 12.17    Subordination. Issuer and each Noteholder by accepting a Note acknowledge and agree that such Note represents indebtedness of Issuer and does not represent an interest in any assets (other than the Collateral) of Transferor (including by virtue of any deficiency claim in respect of obligations not paid or otherwise satisfied from the Trust Estate and proceeds thereof). In furtherance of and not in derogation of the foregoing, to the extent Transferor enters into other securitization transactions, Issuer as well as each Noteholder by accepting a Note acknowledge and agree that it shall have no right, title or interest in or to any assets (or interest therein) (other than Collateral) conveyed or purported to be conveyed by Transferor to another securitization trust or other Person or Persons in connection therewith (whether by way of a sale, capital contribution or by virtue of the granting of a lien) (“Other Assets”). To the extent that, notwithstanding the agreements and provisions contained in the preceding sentences of this Section, Issuer or any Noteholder either (i) asserts an interest or claim to, or benefit from, Other Assets, whether asserted against or through Transferor or any other Person owned by Transferor, or (ii) is deemed to have any such interest, claim or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Federal Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), and whether deemed asserted against or through Transferor or any other Person owned by Transferor, then Issuer and each Noteholder by accepting a Note further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full of all obligations and liabilities of Transferor which, under the terms of the relevant documents relating to the securitization of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distribution or application under applicable law, including insolvency laws, and whether asserted against Transferor or any other Person owned by Transferor), including, the payment of post-petition interest on such other obligations and liabilities. This subordination agreement shall be a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. Each Noteholder further acknowledges and agrees that no adequate remedy at law exists for a breach of this Section 12.17, and the terms of this Section 12.17 may be enforced by an action for specific performance.

Section 12.18    Limitation of Liability. It is expressly understood and agreed by the parties that (a) this document is executed and delivered by BNY Mellon Trust of Delaware, not individually or personally, but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it pursuant to the Trust Agreement, (b) each of the representations, warranties, covenants, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, warranties, covenants undertakings and agreements by BNY Mellon Trust of Delaware, but is made and intended for the purpose of binding only the Issuer, as the case may be, (c) nothing herein contained shall be construed as creating any liability on BNY Mellon Trust of Delaware, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto (d) BNY Mellon Trust of Delaware has made no investigation as to the accuracy or completeness of any representations or warranties made by the Owner Trustee or the Issuer in this Indenture and (e) under no circumstances shall BNY Mellon Trust of Delaware, be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture or under the Notes or any of the other Transaction Documents or in any of the certificates, notices or agreements delivered pursuant thereto, as to all of which recourse shall be had solely to the assets of the Issuer.

Section 12.19    OFAC Certificate and Covenant. (i) The Indenture Trustee covenants and represents that neither it nor any of its Affiliates, subsidiaries, directors or officers are the target or subject of any sanctions enforced by the U.S. Government, (including, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”)), the United Nations Security Council, the European Union, HM Treasury, or other relevant sanctions authority (collectively “Sanctions”).

(ii) The Indenture Trustee covenants and represents that neither it nor any of its Affiliates, subsidiaries, directors or officers will use any payments made pursuant to this Indenture, (i) to fund or facilitate any activities of or business with any person who, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business with any country or territory that is the target or subject of Sanctions, or (iii) in any other manner that will result in a violation of Sanctions by any person.

ARTICLE XIII

COMPLIANCE WITH THE FDIC RULE

Section 13.1    Purpose.

(a)    Each of the Issuer and the Indenture Trustee, and each of the Noteholders by acceptance of a Note, acknowledges and agrees that the purpose of this Article XIII and the FDIC Rule Requirements incorporated herein and in the other Transaction Documents to the extent set forth therein is to cause the securitizations contemplated by the Transaction Documents to comply with the provisions of the FDIC Rule.

(b)    If any provision of the FDIC Rule or the FDIC Rule Interpretations is amended, or any interpretive guidance regarding the FDIC Rule or FDIC Rule Interpretations is provided by the FDIC or its staff, as a result of which the Issuer determines that an amendment to this Article XIII or the FDIC Rule Requirements is necessary or desirable, then the Issuer and the Indenture Trustee shall be authorized and entitled to amend this Article XIII or the FDIC Rule Requirements within the parameters of the FDIC Rule and the FDIC Rule Interpretations. Nothing in this Section 13.1(b) shall limit the rights of the Indenture Trustee pursuant to Section 10.3.

Section 13.2    Performance of the FDIC Rule Requirements. Schedule I is expressly incorporated in this Indenture. The Issuer agrees to perform the obligations set forth in Schedule I, except to the extent any such obligation is specifically imposed exclusively upon the servicer or the sponsor.

Section 13.3    Actions upon Repudiation.

(a)    In the event that CCB becomes the subject of an insolvency proceeding and the FDIC as receiver or conservator for CCB exercises its right of repudiation as contemplated by paragraph (d)(4)(ii) of the FDIC Rule, the Issuer shall determine whether the FDIC in such capacity will pay damages as provided in such paragraph (d)(4)(ii). Upon making such determination, the Issuer shall promptly, and in any event no more than one Business Day thereafter, so notify the Indenture Trustee. The Indenture Trustee shall not be liable for the accuracy or completeness of, nor shall it have any duty to investigate or verify, any calculation of damages due from the FDIC.

(b)    Upon receipt of the notice specified in Section 13.3(a), the Indenture Trustee shall determine the date (the “applicable payment date”) for making a distribution to Noteholders of the related Series or Class of Notes of such damages, which date shall be the earlier of (i) the next distribution date on which such damages could be distributed and (ii) the earliest practicable date by which the Indenture Trustee could declare a special payment date, in each case subject to all applicable provisions of this Indenture, applicable law and the procedures of any applicable Clearing Agency or Foreign Clearing Agency.

(c)    When the applicable payment date is determined, the Issuer shall promptly compute the amount of interest to be paid on the related Series or Class of Notes on the applicable distribution date pursuant to the applicable Indenture Supplement. The Issuer shall cause the Servicer to notify the Indenture Trustee of the applicable amounts of principal and interest to be paid on each Series of Notes not later than the Business Day following the day on which the applicable payment date is determined.

(d)    If the applicable payment date is a special distribution date, the Indenture Trustee shall (i) declare such special distribution date, (ii) declare a special distribution to the related Noteholders consisting of accrued and unpaid interest on each such Note and the Note Principal Balance of each such Note and (iii) deliver notice to the Noteholders of such special distribution date and special distribution

Section 13.4    Notice.

(a)    In the event that CCB becomes the subject of an insolvency proceeding and the FDIC as receiver or conservator provides a written notice of repudiation as contemplated by paragraph (d)(4)(ii) of the FDIC Rule to the Issuer or the Indenture Trustee, the party receiving such notice shall promptly deliver such notice to each of CCB, the Issuer and the Indenture Trustee, as applicable.

(b)    If the FDIC (i) is appointed as conservator or receiver of CCB and (ii) is in default in the payment of principal or interest when due following the expiration of any cure period hereunder or under the other Transaction Documents due to the failure by the FDIC to pay or apply Collections received by it in accordance with this Indenture, the Indenture Trustee if directed by a majority of the Note Principal Balance of the Notes of any affected Series, shall deliver written notice to the FDIC requesting the exercise of contractual rights hereunder and under the other Transaction Documents with respect to the related Series.

Section 13.5    Reservation of Rights. Neither the inclusion of this Article XIII in this Indenture nor the compliance by any Person with, or the acknowledgment by any Person of, this Article’s provisions constitutes an agreement or acknowledgment by any Person that, in the case of an insolvency proceeding with respect to CCB, a receiver or conservator will have any rights with respect to the Collateral.

Section 13.6    No Obligation to Monitor or Enforce Compliance. Notwithstanding anything to the contrary in this Article XIII, the Indenture Trustee shall not have any responsibility to monitor compliance with or enforce another party’s compliance with its obligations under the FDIC Rule. The Indenture Trustee shall not be charged with the knowledge of such rule, nor shall it be liable to any Noteholder or other party for any violation of such rule. The Indenture Trustee shall not be obligated to take any action under this Article XIII unless it receives written direction from the appropriate requesting party.

ARTICLE XIV

COMPLIANCE WITH REGULATION AB

Section 14.1    Intent of Parties; Reasonableness. The Issuer and the Indenture Trustee acknowledge and agree that the purpose of this Article XIV is to facilitate compliance with the provisions of Regulation AB and related rules and regulations of the Commission. The Transferor and CCB shall not exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder. The Indenture Trustee agrees to cooperate in good faith with any reasonable request by the Transferor and CCB for information regarding the Indenture Trustee which is required in order to enable the Transferor and CCB to comply with the provisions of Regulation AB, including, without limitation, Items 1103(a)(1), 1109(a), 1109(b), 1117, 1118, 1119 and 1122 of Regulation AB as it relates to the Indenture Trustee or to the Indenture Trustee’s obligations under this Indenture or any other Transaction Document.

Section 14.2    Additional Representations and Warranties of the Indenture Trustee. The Indenture Trustee shall be deemed to represent to the Transferor and CCB, as of the date on which information is provided to the Transferor and CCB under Section 14.1 that, except as disclosed in writing to the Transferor and CCB prior to such date, to the best of its knowledge: (i) neither the execution, delivery and performance by the Indenture Trustee of this Indenture or any other Transaction Document, the performance by the Indenture Trustee of its obligations under this Indenture or any other Transaction Document nor the consummation of any of the transactions by the Indenture Trustee contemplated thereby, is in violation of any indenture, mortgage, bank credit agreement, note or bond purchase agreement, long-term lease, license or other agreement or instrument to which the Indenture Trustee is a party or by which it is bound, which violation would have a material adverse effect on the Indenture Trustee’s ability to perform its obligations under this Indenture or any other Transaction Document, or of any judgment or order applicable to the Indenture Trustee; and (ii) there are no proceedings pending or threatened against the Indenture Trustee in any court or before any Governmental Authority, agency or arbitration board or tribunal which, individually or in the aggregate, would have a material adverse effect on the right, power and authority of the Indenture Trustee to enter into this Indenture or any other Transaction Document or to perform its obligations under this Indenture or any other Transaction Document.

Section 14.3    Additional Information to be Provided by the Indenture Trustee. For so long as the Notes are Outstanding, to the extent that the Issuer or the Transferor is required to report such information pursuant to Regulation AB, the Indenture Trustee shall: (i) on or before the fifth Business Day of each month, provide to the Issuer, in writing, such information regarding the Indenture Trustee as is requested in writing by the Issuer for the purpose of compliance with Item 1117 of Regulation AB; provided, however, that the Indenture Trustee shall not be required to provide such information in the event that there has been no change to the information previously provided by the Indenture Trustee to the Issuer, and (ii) as promptly as practicable following notice to or discovery by an Authorized Officer of the Indenture Trustee of any changes to such information, provide to the Transferor, in writing, such updated information.

Section 14.4    Report on Assessment of Compliance and Attestation; Annual Certification; Notice of Requests for a Repurchase.

(a)    As soon as available but no later than March 15 of each calendar year for so long as the Notes are Outstanding, commencing in 2023, the Indenture Trustee shall (if requested in writing by the Transferor in order to comply with Item 1122 of Regulation AB) deliver to the Issuer or the Servicer reports regarding the assessment by the Indenture Trustee (if so requested by the Transferor) of compliance to servicing criteria specified in paragraph (d) of Item 1122 of Regulation AB during the immediately preceding calendar year, as required under paragraph (b) of Rule 13a-18 and Rule 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such reports shall be signed by an Authorized Officer of the Indenture Trustee and shall address each of the servicing criteria specified in Exhibit B or such criteria as mutually agreed upon by the Transferor and the Indenture Trustee.

(b)    As soon as available but no later than March 15 of each calendar year for so long as the Notes are Outstanding, commencing in 2023, the Indenture Trustee shall (if requested in writing by the Transferor in order to comply with Item 1122 of Regulation AB) deliver to the Issuer or the Servicer a report of a registered public accounting firm that attests to, and reports on, the assessment of compliance made by the Indenture Trustee and delivered pursuant to the preceding paragraph. Such attestation shall be made in accordance with standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board and in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

(c)    As soon as available but no later than March 15 of each calendar year for so long as the Notes are Outstanding, commencing in 2023, the Indenture Trustee shall (if requested in writing by the Transferor in order to comply with Item 1122 of Regulation AB) deliver to the Transferor and any other Person that will be responsible for signing the certification required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) (a “Sarbanes Certification”) on behalf of the Issuer or the Transferor a certification substantially in the form attached hereto as Exhibit A or such form as mutually agreed upon by the Transferor and the Indenture Trustee. The Indenture Trustee acknowledges that the parties identified in this Section 14.4(c) may rely on the certification provided by the Indenture Trustee hereunder in signing a Sarbanes Certification and filing such with the Commission.

(d)    Upon receipt by an Authorized Officer of the Indenture Trustee of any request for the repurchase of a Receivable for breach of representations or warranties under the Receivables Purchase Agreement or Transfer Agreement, the Indenture Trustee shall provide prompt written notice thereof, substantially in the form of Exhibit C, to the Issuer.

(e)    The Indenture Trustee shall, upon request from the Issuer, promptly furnish to the Issuer such information as may be necessary for the Transferor or any Affiliate to comply with Rule 15Ga-1 under the Securities Act and Items 1104(e) and 1121(c) of Regulation AB. The Indenture Trustee shall provide the information described in paragraph (e) above only to the extent that the Indenture Trustee has such information or can obtain such information without unreasonable effort or expense, provided that the Indenture Trustee’s efforts to obtain such information shall be limited to a review of its internal written records and that the Indenture Trustee is not required to request information from any unaffiliated parties

Section 14.5    Communications with Investors. Following receipt of a written request by the Issuer during any Monthly Period (or receipt of written notice that the Transferor has received a written request) from a Noteholder or Note Owner seeking to communicate with other Noteholders or Note Owners regarding exercising their contractual rights under the terms of the Transaction Documents, the Issuer shall, if applicable, notify the Transferor of any such request received by the Issuer and shall cause the Transferor or the Servicer to include in the Exchange Act Form 10-D filing for the Issuer related to the Monthly Period in which such request was received: (i) the name of the Noteholder or Note Owner, as applicable, delivering such request, (ii) the date the request was received, (iii) a statement to the effect that the Issuer or the

Transferor, as applicable, has in fact received such request from a Noteholder or Note Owner, as applicable, and that such Noteholder or Note Owner, as applicable, is interested in communicating with other Noteholders or Note Owners with regard to the possible exercise of rights under the Transaction Documents and (iv) a description of the method that other Noteholders or Note Owners may use to contact the requesting Noteholder or Note Owner, as applicable; provided, however, that if the Issuer or Transferor receives a request from any Note Owner, the Issuer and the Transferor shall be entitled to verify that each such Note Owner is a Verified Note Owner prior to including any request from such Note Owner in any Exchange Act Form 10-D.

IN WITNESS WHEREOF, Issuer and Indenture Trustee have caused this Indenture to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

COMENITY CAPITAL ASSET SECURITIZATION
TRUST, as Issuer

By: BNY Mellon Trust of Delaware,
not in its individual capacity,
but solely as Owner Trustee

By: /s/ Kevin J. Randle
Name: Kevin J. Randle
Title: Vice President

U.S. BANK TRUST COMPANY, NATIONAL
ASSOCIATION, as Indenture Trustee

By: /s/ Mark Esposito
Name: Mark Esposito
Title: Vice President

Acknowledged and Accepted:

COMENITY CAPITAL CREDIT COMPANY, LLC,
as Transferor

By: /s/ Michael Blackham
Name: Michael Blackham
Title: Treasurer

COMENITY CAPITAL BANK,
as Servicer

By: /s/ Gregory Opincar
Name: Gregory Opincar
Title: Chief Financial Officer

BNY MELLON TRUST OF DELAWARE,
not in its individual capacity, but solely as Owner Trustee,

By: /s/ Kevin J. Randle
Name: Kevin J. Randle
Title: Vice President
Master Indenture Signature Page